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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21260

CM Advisors Family of Funds

(Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430 Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LCC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (512) 329-0050

Date of fiscal year end:         February 29, 2012

Date of reporting period:       February 29, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

CM Advisors Family of Funds

Annual Report 2012

CM Advisors Fund

CM Advisors Small Cap Value Fund

CM Advisors Opportunity Fund

CM Advisors Fixed Income Fund

February 29, 2012

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisors Family of Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM Advisors Family of Funds
Letter to Shareholders	April 2012

Dear Shareholders,

CM Advisors Fund (symbol: CMAFX)

For the fiscal year ended February 29, 2012, CM Advisors Fund (the “Fund”) returned 1.11% versus 4.45% for its benchmark, the Russell 3000 Index (the “Index”). For the fiscal three-year annualized return, the Fund returned 23.52% versus 26.50% for the Index.

Calendar year 2011 was particularly unstable for governments, economies, and the world at large, marked by uprisings throughout the Middle East, the European debt crisis, Standard and Poor’s downgrade of U.S. government debt, the Japanese earthquake and tsunami, and the Thailand floods. While this is not a complete list of the troublesome events that occurred during 2011, the uncertainty created by these events, coupled with the Fed’s actions aimed at increasing liquidity, led to significant equity and bond market volatility worldwide.

In the U.S., the major equity markets had positive returns for the first half of the year, only to suffer sharp declines in the third quarter as investors digested what felt like a continual barrage of negative events. By late summer, the consensus economic view was that the U.S. was headed for a recession. As a result, from June 30, 2011 through September 30, 2011, the Fund declined 14.12% while the Index declined 15.28%.

In response to the mounting uncertainty, the Fed, never shy of adding liquidity to the market, instituted “Operation Twist” and backstopped the Euro Zone by advancing the ECB dollar-backed swap lines. In the second half of 2011, however, the U.S. economy proved more resilient than consensus expectations had feared. By calendar year end, the Fund and equity markets in general had recovered most of their third-quarter losses. The fourth quarter return for the Fund was 10.27% versus 12.12 % for the Index.

Before discussing the details of the Fund and its trading activity during the past year, it is important to restate that the Fund is an all-cap fund, which means it invests in companies across the market-capitalization spectrum. (For purposes of this Fund, we consider various cap sizes as follows: large cap = $10 billion market cap and up, mid cap = $2.5 billion market cap to $10 billion market cap, and small cap = $2.5 billion market cap and less.) Over time, the Fund’s weighting within each cap size will vary based on the valuation levels of stocks among the various market capitalizations. Additionally, the Fund’s total equity exposure will vary based on equity valuation levels in general. The chart below illustrates how the weightings can change.

	Weights		Market-Cap Analysis
Date	% Cash	% Equity	% Large Cap	% Mid Cap	% Small Cap
12/31/2010	12.75	87.25	59.97	9.68	17.60
1/31/2011	16.24	83.76	57.24	9.31	17.20
2/28/2011	25.84	74.16	50.64	9.82	13.70
3/31/2011	29.55	70.45	49.20	9.96	11.29
4/30/2011	29.91	70.09	49.07	9.73	11.29
5/31/2011	25.54	74.46	52.09	9.48	12.90
6/30/2011	20.42	79.58	54.63	9.59	15.36

	Weights		Market-Cap Analysis
Date	% Cash	% Equity	% Large Cap	% Mid Cap	% Small Cap
7/31/2011	16.31	83.69	55.81	10.57	17.32
8/31/2011	10.48	89.52	57.66	14.03	17.82
9/30/2011	10.62	89.38	55.90	12.59	20.89
10/31/2011	13.90	86.10	49.01	14.08	23.01
11/30/2011	16.18	83.82	47.08	13.03	23.71
12/31/2011	16.90	83.10	47.09	13.41	22.60
1/31/2012	17.40	82.60	46.91	13.18	22.52
2/29/2012	18.40	81.60	46.77	11.50	23.33

Note: The Fund’s fiscal year covers the period 3/01/2011 through 2/29/2012. However, the chart dates back to 12/31/2010 for additional comparison purposes. Source: Factset Portfolio Analytics.

Looking back to December 31, 2010, the Fund’s portfolio allocation was 12.75% cash equivalents and 87.25% equities. Breaking down the equities, large-cap stocks represented 59.97% of the portfolio, mid-cap stocks 9.68%, and small-cap stocks 17.60%.

By February 28, 2011, the Fund’s equity position declined to 74.16% as rising stock prices caused many of the Fund’s holdings to reach their sell targets. With few cheap stocks meeting our disciplined buy criteria, we found few replacements for the cash proceeds generated from these sales. Thus, cash equivalent levels increased to 25.84% by default. As stock prices continued higher through the end of April, our internal reward-to-risk metric became less and less favorable. As such, we continued to see more sales than buys, resulting in the Fund’s cash equivalent position reaching its 2011 peak at 29.91%. The equity mix relative to cap size also changed during this period. As of April 30, 2011, the Fund’s large-cap holdings decreased to 49.07% from higher levels just four months earlier, the mid-cap holdings stayed roughly the same, and the small-cap holdings reached their lowest representation of calendar year 2011 at 11.29%.

During the rising market in the second quarter of 2011, our higher cash level meant the Fund gave up some performance relative to the Index. However, during the third quarter, greater uncertainty created by the events mentioned earlier caused the equity markets to sell off dramatically, with small-cap indexes declining more than large-cap indexes. For example, from June 30, 2011 through September 30, 2011, the Russell 2000 Index (an index of smaller companies) declined 21.87% versus the S&P 500 Index (an index of larger companies) which declined 13.84%. As a result of the steep sell-off, smaller-cap stocks became cheaper than larger-cap stocks and consequently offered higher reward-to-risk opportunities. Thus, with plenty of cash from sales made in the spring, the Fund increased its total equity weighting, particularly towards small-cap companies. On September 30, 2011, the Fund’s equity exposure had increased to 89.38%, with small-cap stocks now representing 20.89%, and cash equivalents dropping to one of the year’s lowest levels at 10.62%.

In our opinion, these portfolio moves reflected significantly better equity values than were available just six months earlier and were a direct result of the heightened uncertainty and market volatility experienced over the summer of 2011. During the fourth quarter of 2011, equity markets rose sharply, recovering most of their third quarter losses, with small-cap indexes outperforming large-cap indexes, From September 30, 2011 until the end of the Fund’s fiscal year (February 29, 2012), once again more of the Fund’s stocks were reaching their sell targets than buy points. As a result, cash equivalent holdings increased from 10.62% at the end of September 2011 to 18.10% on February 29, 2012.

In addition to the tilt towards small-cap stocks during the second half of 2011, the Fund also increased its weighting of domestically-oriented companies as the fear of the recession created a terrific buying opportunity for these companies. Specifically, we increased the Fund’s weighting to home builders, engineering and construction firms, building materials companies, auto parts suppliers, and office furniture manufacturers. Additionally, the severe Thailand floods disrupted many technology supply chains during the third and fourth quarters of 2011, which led to disappointing earnings and lower stock prices for many companies in this sector. During this period, we took advantage of this short-term disruption and added to the Fund’s technology exposure. At the same time, we reduced the Fund’s exposure in many of the large multinational consumer staple companies as investors rushed to safety and bid up the prices of larger-cap dividend stocks to levels that reached our sell targets.

After years of headwinds facing the domestic economy, the U.S. appears to be sowing the seeds for a slow but sustained recovery, benefitting from increased manufacturing competiveness relative to Europe and Asia, the continuing use of technology to drive productivity gains, and a growing competitive advantage in several industries as a result of the low and sustainable price of North American natural gas. We also see increasing evidence of a housing recovery. Housing directly and indirectly accounts for roughly 24% of the U.S. economy, so any help from the housing market could be significant when considering overall growth. This is not to say all our domestic problems have been solved; quite the contrary, there is much work to be done. But, in our opinion, it does appear as if the state of the U.S. economy is improving in absolute terms and, at the very least, on a relative basis.

 As a whole, Europe faces severe structural problems, which include an aging population, lower productivity, a less-competitive and inflexible labor force, and rising energy costs. Furthermore, Europe must dig itself out from under its heavy debt burden. In addition, the low cost labor arbitrage that China has enjoyed for the past decade looks to be closing. Factoring in the recent wage growth, high employee turnover, incremental shipping costs, piracy and weak property rights, manufacturing in China has begun to lose much if its previous luster.

While a 2012 recession remains the dominant call by many leading economists, recent data suggests otherwise, though it is certainly not definitive. Our view is that we will not have a recession in 2012, but that we will have pockets of growth within a slow growth economy. However, in our disciplined stock valuation process, we assume a recession occurs. Separately, we expect index returns to reflect the larger economic growth projections, while individual stocks are likely to reflect the growth within their respective end markets.

With that back drop, the Fund will continue to migrate towards companies whose end markets benefit from developing structural advantages, recognizing that the overall economy will remain slow and susceptible to policy errors in Washington and monetary errors at the Fed. Therefore, we will remain opportunistic.

CM Advisors Small Cap Value Fund (symbol: CMOVX)

CM Advisors Small Cap Value Fund (the “Fund”) began operations on April 15, 2011, which, as it turns out, coincided with the 2011 peak of its benchmark, the Russell 2000 Value Index (the “Index”). From inception through the Fund’s fiscal year ended February 29, 2012 (10.5 months), the Fund declined 0.17% versus a decline of 2.55% for the Index.

The five industries contributing the most to the Fund’s performance during the fiscal year were:

Industry	Percentage of Fund Assets as of February 29, 2012
Homebuilding	3.59%
Building Products	6.96%
Human Resource and Employment Services	5.86%
Electrical Components and Equipment	7.53%
Health Care Supplies	0.68%

The five industries detracting the most from the Fund’s performance during the fiscal year were:

Industry	Percentage of Fund Assets as of February 29, 2012
Oil & Gas Exploration & Production	2.12%
Specialized Consumer Services	1.04%
Steel	2.14%
Semiconductor Equipment	5.72%
Property & Casualty Insurance	3.66%

A core focus of the Fund is to invest in companies with low financial leverage (i.e., strong balance sheets), high operating leverage (i.e., potential for margin expansion), and depressed valuations (i.e. potential for P/E multiple expansion). As of February 29, 2012, the weighted long-term debt-to-capital ratio of the 57 equity holdings in the Fund is 12.42% compared to 32.83% for the Index. Moreover, the combined companies in the Fund, on a weighted basis, have no net debt when adjusting for the cash on their balance sheets.

Further highlighting the values we believe we have accumulated at the end of the fiscal year, the Fund has a weighted harmonic1 average enterprise value-to-sales ratio of 0.42 versus 1.37 for the Index. The Fund’s price-to-tangible book ratio is 1.50 versus 1.93 for the Index. It is important to recognize that financial stocks make up approximately 36% of the Index, and these stocks typically sell for low multiples of book. Thus, this one sector can distort the average price-to-tangible book ratio. If we exclude financial sector stocks from the mix, the Fund’s price-to-tangible book ratio stays roughly the same at 1.55. However, the ratio jumps up to 2.51 for the Index. In addition, according to data accumulated by FactSet, the consensus estimated 3- to 5-year earnings growth of the companies held in the Fund is 11.19% compared to 10.41% for the Index.

[Definition: 1The harmonic average tends to mitigate the impact of large outliers and aggravate the impact of small ones as compared to an arithmetic mean which does not.]

To date, we have found most of our values in the smaller deciles within the small-cap universe, though this is sure to change over time. For example, as of February 29, 2012, the weighted average market cap for the Fund is approximately $807.9 million versus $1.143 billion for the Index. The weighted median market cap for the Fund is approximately $476.5 million versus $1.014 billion for the Index.

We continue to see many small-cap companies running lean and efficient operations, having reduced costs over the past couple of years. While there is still work to be done to improve the overall economy, progress is being made throughout much of corporate America. We will continue to focus on companies with strong balance sheets and good business fundamentals, such as sales and earnings, as we believe it is a matter of time before incremental revenue gains produce faster earnings growth and higher stock prices.

With just 1.5 months to go before the Fund completes its first twelve months of operation, it is important to review several key aspects of our investment philosophy and process. First and foremost is seeking a margin of safety. This principle is incorporated into the investment process during individual stock selection and during portfolio construction.

For individual stock selection, after we have determined that a company’s balance sheet is sufficiently strong, we attempt to quantify a “worst case” scenario, or how low its price might decline in a bad environment. To do this, we look at the company’s history through prior recessions and bear markets to examine two crucial factors:

1)	Operating performance: How far did revenues, cash flows and margins fall?

2)	Market valuation: How low did the market multiples get on revenues, cash flows and book value?

We perform a similar analysis to determine our sell point using the company’s performance and market valuations during good times. As a final check, we assess the soundness of the industry for the simple reason that businesses in structural decline are almost never priced cheap enough by the market.

In constructing the portfolio, our goal is to own stocks with the best reward (upside to our sell point) versus risk (downside to our worst case) and then mitigate concentration risk via position and industry size limits. Individual positions are typically limited to 2.5% of Fund assets at cost, while industries are typically limited to 15% of Fund assets (at the third level of GIC codes). The portfolio is monitored daily and evaluated against new ideas in an attempt to make sure we own the best opportunities based on our reward-to-risk criteria.

We embrace volatility rather than fear it. This is another core principle deeply imbedded in our investment philosophy. Small-cap stocks are notoriously volatile and create strong emotions of fear and greed among investors. The goal of our rigorous valuations and margin of safety principle is to give us the confidence to take advantage of market volatility, especially at the extremes, rather than fall victim to the fear and panic that is often widespread during these times.

During the Fund’s short history, we have been executing according to plan and believe that we are off to a good start.

CM Advisors Opportunity Fund (symbol: CMOGX)

For the fiscal year ending February 29, 2012, CM Advisors Opportunity Fund (the “Fund”) declined 4.47% versus an increase of 2.38% for its benchmark, the Russell 2000 Growth Index (the “Index”). Most of the Fund’s underperformance for the fiscal year occurred in October 2011 and January 2012, and was largely attributable to its sizable cash position and concentration in smaller companies within the small-cap universe.

As mentioned in the inaugural letter last year, a primary goal of the Fund is to achieve long-term growth of capital in the universe of small-cap and micro-cap growth companies. The Fund seeks companies that not only have above-average expectations for earnings growth, but that also meet our strict valuation criteria that we believe provides a margin of safety for this volatile group of equities. As a result, the outcomes of the Fund are very seldom correlated with the outcomes of the Index. This fiscal year was no exception.

Due to our strict valuation and buy discipline, there will be times when the Fund will be under-invested in equities relative to the Index. In addition, the Fund will use its ability to short-sell securities to modulate the volatility of its equity holdings. Higher cash levels and short positions typically act as defensive positions for the Fund, as was the case when the small-cap growth category of stocks declined from May 2011 through October 3, 2011. Because of the Fund’s modest exposure to equities relative to the Index, as well as its short position, while the Index declined 29.46% during this time, the Fund’s decline was roughly half at 14.62%.

As the market was hitting bottom on October 3, 2011, the Fund’s equity holdings represented 36.60% of the portfolio, while its cash equivalents position was 63.40%, one of the highest levels of the year. Though this defensive portfolio allocation helped to preserve the Fund’s capital when the market was in decline, it became a drag on performance when the market began to rebound.

The Fund’s underperformance relative to the Index, however, was caused more by its underweighting to companies with market capitalizations of $1.3 billion or greater than its high cash position. If we sort the companies within the Index from highest market cap to lowest market cap and then divide this list into quintiles, or 20% increments, over 49% of the companies fell in to the top quintile during the Fund’s fiscal year. Collectively, this quintile of the largest small-cap stocks, all with $1.3 billion or greater market capitalizations, generated a positive return of 15.65%. Conversely, the remaining four quintiles collectively lost money. Thus, the positive return for the Index was derived from the largest of the small-cap stocks.

In comparison, only 16.95% of the companies within the Fund had market capitalizations of $1.3 billion or greater. Although the Fund’s largest small-cap stocks handily outperformed their peers in the Index 30.06% versus 15.65% respectively, it was not enough to overcome the Index’s hefty weighting to this quintile. Furthermore, the Fund’s smaller companies also lost money. Thus, due to this cap-size differential and allocation, the overall Fund results were negative. It should be noted that higher market capitalization names tend to outperform when the public reduces its tendency to take on risk and/or when the marketplace expects higher future inflation.Although the Fund has underperformed the Index since its inception through February 29, 2012, it has been our management experience to see, in the world of small-cap companies, fairly dramatic swings in performance metrics when compared to a benchmark. We strongly believe our disciplined valuation methodology will prove successful over time.

CM Advisors Fixed Income Fund (symbol: CMFIX)

For the fiscal year ended February 29, 2012, CM Advisors Fixed Income Fund (the “Fund”) returned 6.37% versus 8.37% for its benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”). According to Morningstar® Inc.*, a nationally recognized mutual fund rating service, this one-year performance ranked the Fund 24 out of 246 multisector bond funds. Over the past three fiscal years that ended February 29, 2012, the Fund returned 11.36% annualized versus 7.52% for the Index. Over the past five fiscal years ended February 29, 2012, the Fund returned 7.06% versus 6.36% for the Index, ranking the Fund 15 out of 148 multisector bond funds, according to Morningstar®. The Fund’s strong performance over these past five years, both in absolute percentages and relative to the Index, was driven in large part by its weighting in corporate bonds and long-term Treasuries.

CM Advisors Fixed Income Fund has the ability to invest in any fixed income security meeting our investment criteria. Below is a table showing the allocation of the Fund’s assets since June 30, 2007. This table illustrates how our discipline and methodology for investing in fixed income securities has worked over the years. In June 2007, long-term U.S. Treasury bonds appeared to be the best values, and therefore the Fund had 90.47% of its assets invested in these securities. By the end of 2007, however, cash was king again, and we sold off the long bonds thus bringing the Fund’s cash equivalent position up to 92.15%. Within a few months, U.S. corporate bonds began hitting our disciplined buy points, and by the end of December 2008, the Fund had 73.34% of its assets invested in these securities. From 2009 through June 2011, the Fund continued to hold U.S. corporate bonds and also found opportunities to trade long-term Treasuries.

Since that time, the Fund has sold off its Treasury bonds and notes, while at the same time added a few percentage points to its weighting in U.S. corporate bonds. The biggest change over the past nine months, however, is that cash has risen to its highest level since the end of 2010 as we have found very few values that meet our investment criteria. We are confident, though, that opportunities will present themselves in due time. Until then, we will remain patient and disciplined.

CM Advisors Fixed Income Fund (symbol: CMFIX)
Fund Allocation	06/30/07	12/31/07	06/30/08	12/31/08	06/30/09	12/31/09
Cash & Equivalents	9.53%	92.15%	48.27%	26.66%	29.23%	30.57%
U.S. Treasury Bonds	90.47%	7.85%	14.31%	0.00%	6.50%	5.74%
U.S. Treasury Notes	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Corporate Bonds	0.00%	0.00%	37.42%	73.34%	63.77%	63.30%
Bond Mutual Funds	0.00%	0.00%	0.00%	0.00%	0.50%	0.39%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

CM Advisors Fixed Income Fund (symbol: CMFIX)
Fund Allocation	06/30/10	12/31/10	06/30/11	12/31/11	02/29/12
Cash & Equivalents	42.05%	57.85%	48.74%	58.95%	56.02%
U.S. Treasury Bonds	8.83%	2.67%	7.53%	0.00%	0.00%
U.S. Treasury Notes	0.00%	1.20%	8.10%	0.00%	0.00%
U.S. Corporate Bonds	48.83%	38.06%	35.43%	40.01%	42.91%
Bond Mutual Funds	0.29%	0.22%	0.20%	1.04%	1.07%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
U.S. Treasury bonds are long-term government bonds. Cash & equivalents include money market funds and U.S. Treasury bills. The bond mutual funds category holds high yield securities. Source: Century Management

To gain further insight into the Fund’s portfolio characteristics, the table below highlights its weighted-average characteristics as of February 29, 2012.

CM Advisors Fixed Income Fund Weighted Averages as of February 29, 2012
Average Yield to Maturity (includes cash)	2.60%
Average Maturity (years)	4.8
Average Coupon (%)	3.02%
Average Duration (years)	3.2
Number of Issues	77
Source: Bloomberg, LP and IDC

The Fund entered fiscal year 2012 with 7.70% invested in long-term U.S. Treasuries. In early March 2011, there was general market optimism that a second round of quantitative easing from the Federal Reserve, commonly referred to as QE2, would spark an economic upturn in the U.S. economy, and as a result, the long-term U.S. Treasury yields peaked at 4.66%. However, given the strong positive correlation between long-term Treasury yields and nominal GDP, they moved off their peak down to 4.20% by late June as the economy suffered a number of setbacks in the first half of last year. These setbacks included the fading short-term growth benefits from QE2 as nominal GDP began to decline, the damaging tsunami and earthquake in Japan that would disrupt global supply chains for many items such as autos and computer components, and the sovereign debt crisis in Europe entering a new phase with a focus on Greece and other weaker sovereigns.

Also during this time, investment grade bond yields followed the general declining trend of the long-term U.S. Treasury yields. The Moody’s BAA Corporate Bond Index yield peaked at 6.15% in early March, in similar fashion to the long-term U.S. Treasury yield. Thus, the corporate bond spread, measured as the difference between the Moody’s BAA Corporate Bond Index yield and the long-term U.S. Treasury yield, remained between 145 and 155 basis points (i.e. 1.45% to 1.55%) through July 2011. As a side note, it is typical that when the economy enters a recession, corporate bond investors will sell their bond positions due to the uncertainty over the repayment of principal and interest from the corporate bond issuer. In addition, as corporate profit margins decline during an economic slowdown, corporate bond spreads generally widen as corporate yields increase. Furthermore, corporate bond spreads can also widen due to a stronger demand for U.S. Treasury bonds which in turn causes long-term Treasury yields to decline.

As the end of summer approached, it appeared the market was concerned that the economy would be adversely affected by the lengthy and heated debate over the U.S. debt limit. At the same time, economic indicators were pointing to a slowing economy, and the debt crisis in Europe intensified. In an effort to provide additional accommodative monetary support to the economy, the Fed announced in August that it would keep the federal funds rate near zero through mid-2013. In another effort to boost economic recovery, the Fed announced Operation Twist in September. Operation Twist is a program in which the Fed committed itself to buying long-dated U.S. Treasuries in an effort to lower longer-term yields. The lower long-term yields would help flatten the yield curve, thus providing some potential financial relief to debtors who could refinance at the lower rates.

The long-term U.S. Treasury yields declined sharply through September and finally bottomed with a yield of 2.72% in early October. The corporate bond spread also widened as the Treasury yields declined, reaching a peak spread of 242 basis points (2.42%) in early October. It was at this point that we sold out of our long-term Treasury bonds, thereby locking in material gains. Corporate bond yields also declined, but not to the same extent as the decline in the long-term U.S. Treasury yields. However, when the corporate bond spread approached its widest margin, we invested in a number of corporate bonds that we believed were tremendous values.

From October 2011 through the end of the fiscal year, many investors, off a wave of positive news on a number of fronts, have become by and large more optimistic on the economic outlook for the bond and stock markets. Coordinated central bank activity in early December 2011 through the opening of swap lines, as well as liquidity provided by the European Central Bank to struggling sovereigns, resulted in an increase in long-term Treasury yields from their lows in late September 2011. Improvement in numerous economic indicators since late last year has also carried over into early 2012. In addition, the Fed has announced that they are extending their pledge to keep the fed funds rate low through 2014.

All of these factors, including bond investors seemingly less concerned about a European credit crisis or a possible replay of the 2008-2009 U.S. credit crisis, have helped credit spreads narrow. While this news is positive and significant progress has been made in Europe regarding their sovereign credit issues, we do think that the European economy will continue to struggle its way through issues related to sovereign debt for the foreseeable future.

Looking ahead, we continue to see both positive and negative issues affecting the overall market. In addition, we remain committed to our value discipline and will only invest when and where we see values. If the economy does enter a recession, we would expect to see corporate bond spreads widen, thus providing us with an opportunity to use portions of the Fund’s large cash position to increase its exposure to U.S. corporate bonds. However, if the economy continues to improve, we would expect to see higher Treasury yields and thus will be able to put some of the Fund’s large cash position into Treasury bonds selling at value prices.

Regardless of whether there is a recession or not, we expect more issues, both foreseen and unforeseen, to continue to affect the financial markets as we look ahead. Furthermore, we believe these many issues will continue to manifest themselves in such a way as to cause volatile swings in market prices, as has been the case over the past several years. In summary, we remain cautious yet optimistic about the road ahead. More importantly, we will continue to be patient and stick to our value discipline.

From all of us at the CM Advisors Family of Funds, we appreciate your trust and confidence.

Sincerely,
CM Fund Advisors

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the CM Advisors Family of Funds (the “Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

All investments carry risks, and investment in the Funds’ is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Funds. Investments in the Funds are also subject to the following risks: market risk, interest rate risk, management style risk, business and sector risk, small cap risk, other investment companies risk and credit risk. More information about these risks and other risks can be found in the Funds’ prospectus.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.cmadvisorsfunds.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing. The Funds are distributed by Ultimus Fund Distributors, LLC.

*
Source: Morningstar, Inc. Morningstar Ratings™ are based on risk-adjusted returns. The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with a fund's 3-, 5-, and 10-year (if applicable) Morningstar Rating™ metrics. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of any sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar ratingTM of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

CM Advisors Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Fund versus the Russell 3000 Index

Average Annual Total Returns (for the periods ended February 29, 2012)
	1 Year	5 Years	Since Inception(a)
CM Advisors Fund - Class I	1.11%	-1.53%	3.08%
CM Advisors Fund - Class C	N/A	N/A	1.44%(b)
CM Advisors Fund - Class R	N/A	N/A	1.88%(b)
Russell 3000 Index	4.45%	1.77%	7.06%(c)

(a)	Commencement of operations for Class I shares was May 13, 2003. Commencement of operations for Class C and Class R shares was July 8, 2011.
(b)	Not annualized.
(c)	Represents the period from May 13, 2003 (date of commencement of operations for Class I shares) through February 29, 2012.

This graph depicts the performance of CM Advisors Fund Class I shares (the “Fund”) versus the Russell 3000 Index. The graph assumes an initial $10,000 investment at May 13, 2003 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. In addition, the graph above represents performance of Class I shares only, which will vary from the performance of Class C and Class R shares to the extent the classes do not have the same expenses or inception dates. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Small Cap Value Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Small Cap Value Fund versus the Russell 2000 Value Index

Total Returns (for the period ended February 29, 2012)
Since Inception(a)
CM Advisors Small Cap Value Fund - Class I	-0.17%
CM Advisors Small Cap Value Fund - Class C	-3.60%
CM Advisors Small Cap Value Fund - Class R	-3.11%
Russell 2000 Value Index	-2.55%(b)

(a)	Commencement of operations for Class I shares was April 15, 2011. Commencement of operations for Class C and Class R shares was July 8, 2011.

(b)	Represents the period from April 15, 2011 (date of commencement of operations for Class I shares) through February 29, 2012.

This graph depicts the performance of the CM Advisors Small Cap Value Fund Class I shares (the “Fund”) versus the Russell 2000 Value Index. The graph assumes an initial $10,000 investment at April 15, 2011 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. In addition, the graph above represents performance of Class I shares only, which will vary from the performance of Class C and Class R shares to the extent the classes do not have the same expenses or inception dates. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Opportunity Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
CM Advisors Opportunity Fund versus the Russell 2000 Growth Index

Average Annual Total Returns (for the periods ended February 29, 2012)
	1 Year	Since Inception(a)
CM Advisors Opportunity Fund	-4.47%	0.81%
Russell 2000 Growth Index	2.38%	16.11%

(a)	Commencement of operations was November 1, 2010.

This graph depicts the performance of the CM Advisors Opportunity Fund (the “Fund”) versus the Russell 2000 Growth Index. The graph assumes an initial $10,000 investment at November 1, 2010 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fixed Income Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in CM Advisors Fixed Income Fund versus the
Barclays U.S. Aggregate Index

Average Annual Total Returns (for the periods ended February 29, 2012)
	1 Year	5 Years	Since Inception(a)
CM Advisors Fixed Income Fund	6.37%	7.06%	7.86%
Barclays U.S. Aggregate Index	8.37%	6.36%	6.34%

(a)	Commencement of operations was March 24, 2006.

This graph depicts the performance of CM Advisors Fixed Income Fund (the “Fund”) versus the Barclays U.S. Aggregate Index. The graph assumes an initial $10,000 investment at March 24, 2006 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within 180 days following the purchase of such shares. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by calling shareholder services at 1-888-859-5856.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and assume reinvestment of dividends.

CM Advisors Fund
Portfolio Information February 29, 2012 (Unaudited)

Asset and Sector Allocation
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Microsoft Corporation	6.5%
Dell, Inc.	3.8%
Jacobs Engineering Group, Inc.	3.7%
Cisco Systems, Inc.	3.5%
Wal-Mart Stores, Inc.	3.5%
Wells Fargo & Company	3.2%
MDC Holdings, Inc.	2.8%
Applied Materials, Inc.	2.8%
Intel Corporation	2.8%
Toll Brothers, Inc.	2.8%

CM Advisors Small Cap Value Fund
Portfolio Information February 29, 2012 (Unaudited)

Asset and Sector Allocation
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Apogee Enterprises, Inc.	3.0%
Toll Brothers, Inc.	3.0%
MDC Holdings, Inc.	2.9%
Steelcase, Inc. – Class A	2.9%
CDI Corporation	2.7%
Orion Marine Group, Inc.	2.5%
Universal Forest Products, Inc.	2.5%
Encore Wire Corporation	2.5%
Granite Construction, Inc.	2.5%
Insteel Industries, Inc.	2.5%

CM Advisors Opportunity Fund
Portfolio Information February 29, 2012 (Unaudited)

Asset and Sector Allocation
(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
SPDR Gold Trust	5.5%
Direxion Daily Small Cap Bear 3X Shares	3.5%
Central GoldTrust	3.3%
iPath Dow Jones-USB Cocoa Subindex Total ReturnSM ETN	3.0%
LifeVantage Corporation	2.8%
Mitcham Industries, Inc.	2.7%
OCZ Technology Group, Inc.	2.7%
DUSA Pharmaceuticals, Inc.	2.6%
Gran Tierra Energy, Inc.	1.9%
FreightCar America, Inc.	1.9%

CM Advisors Fixed Income Fund
Portfolio Information February 29, 2012 (Unaudited)

Asset and Sector Allocation
(% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
Alcoa, Inc., 5.87%, due 02/23/22	1.3%
Western Union Company (The), 6.20%, due 11/17/36	1.2%
Estée Lauder Companies, Inc. (The), 6.00%, due 05/15/37	1.2%
Rowan Companies, Inc., 7.875%, due 08/01/19	1.1%
Advance Auto Parts, Inc., 5.75%, due 05/01/20	1.1%
American Express Company, 7.00%, due 03/19/18	1.0%
Transocean, Inc., 7.375%, due 04/15/18	1.0%
UnitedHealth Group, Inc., 6.00%, due 02/15/18	1.0%
ArcelorMittal, 4.50%, due 02/25/17	1.0%
Weatherford International Ltd., 7.00%, due 03/15/38	1.0%

CM Advisors Fund
Schedule of Investments February 29, 2012

COMMON STOCKS — 81.8%	Shares	Value
Consumer Discretionary — 11.0%
Auto Components — 0.0%(a)
Drew Industries, Inc. *	2,575	$70,555

Distributors — 0.8%
Core-Mark Holding Company, Inc.	25,615	1,026,649

Hotels, Restaurants & Leisure — 0.0%(a)
WMS Industries, Inc. *	1,155	25,445

Household Durables — 5.6%
MDC Holdings, Inc.	149,120	3,665,370
Toll Brothers, Inc. *	148,985	3,495,188
		7,160,558
Media — 1.2%
Comcast Corporation - Class A Special	12,900	368,811
Walt Disney Company (The)	27,000	1,133,730
		1,502,541
Multiline Retail — 0.9%
Target Corporation	21,025	1,191,907

Specialty Retail — 2.5%
Staples, Inc.	216,075	3,167,659

Consumer Staples — 4.2%
Food & Staples Retailing — 4.0%
Safeway, Inc.	30,900	662,805
Wal-Mart Stores, Inc.	76,170	4,500,124
		5,162,929
Personal Products — 0.2%
LifeVantage Corporation *	103,000	206,000

Energy — 4.3%
Energy Equipment & Services — 1.3%
Tidewater, Inc.	28,480	1,694,560

Oil, Gas & Consumable Fuels — 3.0%
Exxon Mobil Corporation	21,295	1,842,018
Valero Energy Corporation	83,800	2,052,262
		3,894,280
Financials — 8.4%
Commercial Banks — 3.2%
Wells Fargo & Company	129,417	4,049,458

Consumer Finance — 1.2%
American Express Company	29,630	1,567,131

Insurance — 4.0%
Berkshire Hathaway, Inc. - Class B *	33,800	2,651,610
Marsh & McLennan Companies, Inc.	38,332	1,195,958

CM Advisors Fund
Schedule of Investments (Continued)

COMMON STOCKS — 81.8% (Continued)	Shares	Value
Financials — 8.4% (Continued)
Insurance — 4.0% (Continued)
SeaBright Holdings, Inc.	154,869	$1,266,828
Selective Insurance Group, Inc.	3,710	63,738
		5,178,134
Health Care — 2.3%
Health Care Equipment & Supplies — 1.1%
Medtronic, Inc.	34,675	1,321,811

Health Care Providers & Services — 0.6%
VCA Antech, Inc. *	35,040	770,530

Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc. *	14,125	799,757

Industrials — 23.4%
Aerospace & Defense — 0.3%
Innovative Solutions & Support, Inc. *	80,600	344,162

Building Products — 3.2%
Apogee Enterprises, Inc.	70,355	933,611
Fortune Brands Home & Security, Inc. *	40,400	781,336
Insteel Industries, Inc.	66,183	831,258
Universal Forest Products, Inc.	48,180	1,548,505
		4,094,710
Commercial Services & Supplies — 3.3%
ABM Industries, Inc.	61,582	1,397,911
Cintas Corporation	29,625	1,142,340
Steelcase, Inc. - Class A	197,025	1,729,880
		4,270,131
Construction & Engineering — 6.6%
Granite Construction, Inc.	32,675	934,505
Jacobs Engineering Group, Inc. *	104,250	4,818,435
Orion Marine Group, Inc. *	374,550	2,734,215
		8,487,155
Electrical Equipment — 2.9%
Emerson Electric Company	39,790	2,001,835
Encore Wire Corporation	30,990	902,739
Powell Industries, Inc. *	13,935	456,928
Servotronics, Inc.	40,623	432,229
		3,793,731
Industrial Conglomerates — 2.1%
3M Company	21,400	1,874,640
General Electric Company	45,000	857,250
		2,731,890
Machinery — 2.5%
Harsco Corporation	100,390	2,231,670
L.S. Starrett Company (The)	3,434	43,097
Lydall, Inc. *	97,567	888,835
		3,163,602

CM Advisors Fund
Schedule of Investments (Continued)

COMMON STOCKS — 81.8% (Continued)	Shares	Value
Industrials — 23.4% (Continued)
Professional Services — 2.1%
CDI Corporation	92,674	$1,391,037
Heidrick & Struggles International, Inc.	30,890	627,685
Korn/Ferry International *	41,000	654,770
		2,673,492
Trading Companies & Distributors — 0.4%
Lawson Products, Inc.	32,485	529,830

Information Technology — 27.3%
Communications Equipment — 3.6%
Cisco Systems, Inc.	227,350	4,519,718
PCTEL, Inc.	16,908	124,274
		4,643,992
Computers & Peripherals — 4.2%
Dell, Inc. *	281,115	4,863,289
Hutchinson Technology, Inc. *	221,295	480,210
		5,343,499
Electronic Equipment, Instruments & Components — 5.5%
Benchmark Electronics, Inc. *	92,640	1,521,149
Corning, Inc.	87,765	1,144,456
Maxwell Technologies, Inc. *	49,740	904,771
Molex, Inc.	28,765	779,531
Newport Corporation *	52,635	880,057
Perceptron, Inc. *	117,949	720,668
Planar Systems, Inc. *	138,960	284,868
Vishay Precision Group, Inc. *	59,850	879,196
		7,114,696
IT Services — 1.2%
Paychex, Inc.	51,010	1,596,613

Semiconductors & Semiconductor Equipment — 6.3%
Applied Materials, Inc.	297,170	3,637,361
Cohu, Inc.	700	7,854
Intel Corporation	134,100	3,604,608
Rudolph Technologies, Inc. *	82,070	810,031
		8,059,854
Software — 6.5%
Microsoft Corporation	264,305	8,389,041

Materials — 0.9%
Metals & Mining — 0.9%
Newmont Mining Corporation	20,025	1,189,485

Total Common Stocks (Cost $89,538,240)		$105,215,787

CM Advisors Fund
Schedule of Investments (Continued)

WARRANTS — 0.1%	Shares	Value
Wells Fargo & Company * (Cost $130,130)	16,900	$161,226

MONEY MARKET FUNDS — 18.7%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (b) (Cost $24,077,659)	24,077,659	$24,077,659

Total Investments at Value — 100.6% (Cost $113,746,029)		$129,454,672

Liabilities in Excess of Other Assets — (0.6%)		(768,744)

Net Assets — 100.0%		$128,685,928

*	Non-income producing security.
(a)	Percentage rounds to less than 0.1%.
(b)	Variable rate security. The rate shown is the 7-day effective yield as of February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Schedule of Investments February 29, 2012

COMMON STOCKS — 87.0%	Shares	Value
Consumer Discretionary — 11.9%
Auto Components — 1.4%
Drew Industries, Inc. *	4,805	$131,657

Distributors — 2.1%
Core-Mark Holding Company, Inc.	4,860	194,789

Diversified Consumer Services — 0.8%
Learning Tree International, Inc. *	12,104	70,082

Hotels, Restaurants & Leisure — 1.7%
WMS Industries, Inc. *	6,825	150,355

Household Durables — 5.9%
MDC Holdings, Inc.	11,045	271,486
Toll Brothers, Inc. *	11,630	272,840
		544,326
Consumer Staples — 0.7%
Personal Products — 0.7%
LifeVantage Corporation *	31,200	62,400

Energy — 1.3%
Energy Equipment & Services — 1.3%
Gulf Island Fabrication, Inc.	780	22,862
Tidewater, Inc.	1,560	92,820
		115,682
Financials — 3.5%
Commercial Banks — 1.1%
Glacier Bancorp, Inc.	7,235	99,843

Insurance — 2.4%
AMERISAFE, Inc. *	760	17,146
SeaBright Holdings, Inc.	13,425	109,816
Selective Insurance Group, Inc.	5,490	94,318
		221,280
Health Care — 2.3%
Health Care Providers & Services — 2.3%
VCA Antech, Inc. *	9,775	214,952

Industrials — 47.8%
Aerospace & Defense — 2.9%
Curtiss-Wright Corporation	2,695	100,119
Innovative Solutions & Support, Inc. *	39,650	169,306
		269,425
Building Products — 9.8%
Apogee Enterprises, Inc.	20,740	275,220
Fortune Brands Home & Security, Inc. *	3,522	68,115
Insteel Industries, Inc.	18,084	227,135
Quanex Building Products Corporation	5,800	98,658

CM Advisors Small Cap Value Fund
Schedule of Investments (Continued)

COMMON STOCKS — 87.0% (Continued)	Shares	Value
Industrials — 47.8% (Continued)
Building Products — 9.8% (Continued)
Universal Forest Products, Inc.	7,155	$229,962
		899,090
Commercial Services & Supplies — 5.0%
ABM Industries, Inc.	8,350	189,545
Steelcase, Inc. - Class A	30,825	270,644
		460,189
Construction & Engineering — 8.0%
EMCOR Group, Inc.	7,165	199,187
Granite Construction, Inc.	7,945	227,227
Layne Christensen Company *	3,090	74,747
Orion Marine Group, Inc. *	31,688	231,322
		732,483
Electrical Equipment — 6.9%
Encore Wire Corporation	7,835	228,234
II-VI, Inc. *	3,990	93,326
Powell Industries, Inc. *	6,885	225,759
Servotronics, Inc.	8,414	89,525
		636,844
Machinery — 7.5%
Astec Industries, Inc. *	1,680	63,756
Flow International Corporation *	5,745	22,980
Harsco Corporation	8,645	192,178
Kaydon Corporation	2,515	94,614
L.S. Starrett Company (The)	8,629	108,294
Lydall, Inc. *	22,390	203,973
		685,795
Professional Services — 5.5%
CDI Corporation	16,240	243,763
Heidrick & Struggles International, Inc.	8,710	176,987
Korn/Ferry International *	5,060	80,808
		501,558
Trading Companies & Distributors — 2.2%
Lawson Products, Inc.	12,572	205,049

Information Technology — 17.5%
Communications Equipment — 0.6%
PCTEL, Inc.	7,856	57,742

Computers & Peripherals — 0.9%
Hutchinson Technology, Inc. *	37,245	80,822

Electronic Equipment, Instruments & Components — 11.0%
Benchmark Electronics, Inc. *	13,645	224,051
Electro Scientific Industries, Inc.	2,545	35,223
FEI Company *	395	17,585
Maxwell Technologies, Inc. *	6,180	112,414
Newport Corporation *	5,530	92,462
Perceptron, Inc. *	31,974	195,361
Planar Systems, Inc. *	61,459	125,991

CM Advisors Small Cap Value Fund
Schedule of Investments (Continued)

COMMON STOCKS — 87.0% (Continued)	Shares	Value
Information Technology — 17.5% (Continued)
Electronic Equipment, Instruments & Components — 11.0% (Continued)
Vishay Precision Group, Inc. *	14,160	$208,010
		1,011,097
Semiconductors & Semiconductor Equipment — 5.0%
Cohu, Inc.	12,034	135,021
CyberOptics Corporation *	7,074	66,849
International Rectifier Corporation *	2,180	48,941
Rudolph Technologies, Inc. *	20,850	205,790
		456,601
Materials — 2.0%
Metals & Mining — 2.0%
Synalloy Corporation	14,644	185,246

Total Common Stocks (Cost $6,953,121)		$7,987,307

MONEY MARKET FUNDS — 12.8%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (a) (Cost $1,181,452)	1,181,452	$1,181,452

Total Investments at Value — 99.8% (Cost $8,134,573)		$9,168,759

Other Assets in Excess of Liabilities — 0.2%		14,351

Net Assets — 100.0%		$9,183,110

*	Non-income producing security.
(a)	Variable rate security. The rate shown is the 7-day effective yield as of February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Opportunity Fund
Schedule of Investments February 29, 2012

COMMON STOCKS — 50.4%	Shares	Value
Consumer Discretionary — 2.0%
Hotels, Restaurants & Leisure — 1.4%
Multimedia Games Holding Company, Inc. *	2,285	$23,376

Specialty Retail — 0.6%
TravelCenters of America, LLC *	2,000	10,280

Consumer Staples — 3.7%
Food Products — 0.9%
Smart Balance, Inc. *	2,700	16,173

Personal Products — 2.8%
LifeVantage Corporation *	23,290	46,580

Energy — 5.7%
Energy Equipment & Services — 2.7%
Mitcham Industries, Inc. *	1,955	45,688

Oil, Gas & Consumable Fuels — 3.0%
Gran Tierra Energy, Inc. *	5,600	32,648
Synergy Resources Corporation *	5,200	17,888
		50,536
Health Care — 6.9%
Biotechnology — 3.6%
DUSA Pharmaceuticals, Inc. *	9,000	43,380
Spectrum Pharmaceuticals, Inc. *	1,270	18,021
		61,401
Health Care Equipment & Supplies — 1.8%
Cynosure, Inc. - Class A *	1,660	29,532

Pharmaceuticals — 1.5%
Questcor Pharmaceuticals, Inc. *	650	25,285

Industrials — 9.7%
Airlines — 1.0%
Spirit Airlines, Inc. *	840	16,405

Electrical Equipment — 1.4%
EnerSys *	730	24,513

Machinery — 4.4%
Cascade Corporation	490	26,088
Flow International Corporation *	4,290	17,160
FreightCar America, Inc.	1,140	31,521
		74,769
Road & Rail — 2.9%
Celadon Group, Inc.	1,610	23,764
Saia, Inc. *	1,495	24,383
		48,147

CM Advisors Opportunity Fund
Schedule of Investments (Continued)

COMMON STOCKS — 50.4% (Continued)	Shares	Value
Information Technology — 18.5%
Communications Equipment — 2.6%
CalAmp Corporation *	3,500	$15,050
Network Engines, Inc. *	20,000	28,400
		43,450
Computers & Peripherals — 2.7%
OCZ Technology Group, Inc. *	5,200	44,668

Electronic Equipment, Instruments & Components — 1.4%
Insight Enterprises, Inc. *	1,155	24,139

Internet Software & Services — 3.4%
Autobytel, Inc. *	30,500	29,585
InfoSpace, Inc. *	2,400	27,864
		57,449
IT Services — 3.4%
FleetCor Technologies, Inc. *	790	29,254
Heartland Payment Systems, Inc.	1,000	28,320
		57,574
Semiconductors & Semiconductor Equipment — 1.4%
Cirrus Logic, Inc. *	1,020	24,052

Software — 3.6%
Cadence Design Systems, Inc. *	2,500	29,425
KongZhong Corporation - ADR *	2,900	15,109
Mitek Systems, Inc. *	1,565	16,276
		60,810
Materials — 3.9%
Chemicals — 1.8%
CVR Partners, L.P.	1,125	30,217

Metals & Mining — 2.1%
Revett Minerals, Inc. *	3,400	15,640
Seabridge Gold, Inc. *	815	19,283
		34,923

Total Common Stocks (Cost $808,021)		$849,967

CLOSED-END FUNDS — 3.3%	Shares	Value
Central GoldTrust * (Cost $56,178)	875	$56,403

CM Advisors Opportunity Fund
Schedule of Investments (Continued)

EXCHANGE-TRADED FUNDS — 9.0%	Shares	Value
Direxion Daily Small Cap Bear 3X Shares *	3,000	$58,380
SPDR Gold Trust *	570	93,645
Total Exchange-Traded Funds (Cost $197,008)		$152,025

EXCHANGE-TRADED NOTES (ETN) — 3.0%	Shares	Value
iPath Dow Jones-UBS Cocoa Subindex Total ReturnSM ETN * (Cost $68,101)	1,595	$50,689

MONEY MARKET FUNDS — 32.3%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (a) (Cost $544,464)	544,464	$544,464

Total Investments at Value — 98.0% (Cost $1,673,772)		$1,653,548

Other Assets in Excess of Liabilities — 2.0%		33,069

Net Assets — 100.0%		$1,686,617

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	Variable rate security. The rate shown is the 7-day effective yield as of February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Schedule of Investments February 29, 2012

CORPORATE BONDS — 42.6%	Par Value	Value
Consumer Discretionary — 7.6%
Auto Components — 0.5%
Johnson Controls, Inc., 5.50%, due 01/15/16	$400,000	$452,956

Hotels, Restaurants & Leisure — 0.9%
Marriott International, Inc., 6.375%, due 06/15/17	400,000	471,299
Starbucks Corporation, 6.25%, due 08/15/17	300,000	355,668
		826,967
Household Durables — 0.9%
MDC Holdings, Inc., 5.625%, due 02/01/20	500,000	493,643
Newell Rubbermaid, Inc., 6.25%, due 04/15/18	185,000	213,039
Toll Brothers Finance Corporation, 5.15%, due 05/15/15	150,000	157,921
		864,603
Media — 2.3%
Comcast Corporation,
6.30%, due 11/15/17	200,000	243,835
5.70%, due 05/15/18	400,000	472,387
Gannett Company, Inc., 6.375%, due 04/01/12	300,000	300,750
McGraw-Hill Companies, Inc. (The),
5.90%, due 11/15/17	200,000	232,138
6.55%, due 11/15/37	400,000	440,804
Tele-Communications, Inc., 10.125%, due 04/15/22	300,000	442,768
		2,132,682
Multiline Retail — 0.7%
Kohl's Corporation,
6.25%, due 12/15/17	500,000	592,139
6.00%, due 01/15/33	100,000	111,716
		703,855
Specialty Retail — 2.3%
Advance Auto Parts, Inc., 5.75%, due 05/01/20	875,000	991,876
Home Depot, Inc. (The),
5.40%, due 03/01/16	600,000	696,720
5.875%, due 12/16/36	300,000	375,188
Staples, Inc., 9.75%, due 01/15/14	100,000	114,680
		2,178,464
Consumer Staples — 4.9%
Beverages — 1.3%
Coca-Cola Company (The), 5.35%, due 11/15/17	770,000	930,038
PepsiCo, Inc., 5.00%, due 06/01/18	300,000	353,979
		1,284,017
Food & Staples Retailing — 1.0%
Wal-Mart Stores, Inc., 6.50%, due 08/15/37	670,000	911,794

Food Products — 1.0%
Kraft Foods, Inc., 6.125%, due 02/01/18	770,000	923,045

Household Products — 0.4%
Clorox Company (The), 5.45%, due 10/15/12	370,000	380,346

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

CORPORATE BONDS — 42.6% (Continued)	Par Value	Value
Consumer Staples — 4.9% (Continued)
Personal Products — 1.2%
Estée Lauder Companies, Inc. (The), 6.00%, due 05/15/37	$880,000	$1,095,844

Energy — 5.1%
Energy Equipment & Services — 4.0%
Rowan Companies, Inc., 7.875%, due 08/01/19	910,000	1,084,051
Transocean, Inc., 7.375%, due 04/15/18	855,000	978,869
Weatherford International Ltd.,
6.35%, due 06/15/17	370,000	429,184
6.00%, due 03/15/18	300,000	344,740
7.00%, due 03/15/38	800,000	957,211
9.875%, due 03/01/39	20,000	27,871
		3,821,926
Oil, Gas & Consumable Fuels — 1.1%
Valero Energy Corporation,
6.125%, due 06/15/17	570,000	663,118
10.50%, due 03/15/39	250,000	367,368
		1,030,486
Financials — 2.8%
Commercial Banks — 0.6%
Wells Fargo & Company, 5.625%, due 12/11/17	500,000	578,895

Consumer Finance — 1.3%
American Express Company,
7.00%, due 03/19/18	800,000	985,226
8.125%, due 05/20/19	200,000	264,810
		1,250,036
Real Estate Investment Trusts (REIT) — 0.9%
Weyerhaeuser Company, 7.375%, due 03/15/32	730,000	793,886

Health Care — 1.8%
Health Care Providers & Services — 1.0%
UnitedHealth Group, Inc., 6.00%, due 02/15/18	800,000	977,244

Pharmaceuticals — 0.8%
Johnson & Johnson, 5.15%, due 07/15/18	570,000	690,949

Industrials — 5.7%
Aerospace & Defense — 0.3%
United Technologies Corporation, 5.375%, due 12/15/17	200,000	241,687

Building Products — 1.0%
Masco Corporation,
6.125%, due 10/03/16	300,000	313,955
5.85%, due 03/15/17	400,000	402,149
7.75%, due 08/01/29	240,000	241,526
		957,630

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

CORPORATE BONDS — 42.6% (Continued)	Par Value	Value
Industrials — 5.7% (Continued)
Commercial Services & Supplies — 0.9%
Pitney Bowes, Inc., 5.75%, due 09/15/17	$200,000	$217,460
R.R. Donnelley & Sons Company,
6.125%, due 01/15/17	400,000	387,000
11.75%, due 02/01/19	200,000	220,500
		824,960
Electrical Equipment — 0.7%
Emerson Electric Company, 5.25%, due 10/15/18	570,000	669,168

Machinery — 0.1%
Dover Corporation, 5.45%, due 03/15/18	115,000	135,457

Professional Services — 0.8%
Dun & Bradstreet Corporation (The), 6.00%, due 04/01/13	200,000	209,313
Equifax, Inc., 7.00%, due 07/01/37	500,000	593,923
		803,236
Road & Rail — 1.9%
Canadian Pacific Railroad Company, 7.25%, due 05/15/19	790,000	950,338
CSX Corporation, 6.25%, due 03/15/18	500,000	600,436
Union Pacific Corporation, 5.70%, due 08/15/18	200,000	240,444
		1,791,218
Information Technology — 4.4%
Computers & Peripherals — 0.5%
Dell, Inc., 5.65%, due 04/15/18	400,000	468,290

Electronic Equipment, Instruments & Components — 1.4%
Avnet, Inc., 6.625%, due 09/15/16	500,000	568,820
Corning, Inc.,
6.85%, due 03/01/29	100,000	119,957
7.25%, due 08/15/36	500,000	609,962
		1,298,739
IT Services — 2.5%
International Business Machines Corporation, 7.625%, due 10/15/18	420,000	568,866
Western Union Company (The),
5.93%, due 10/01/16	600,000	690,484
6.20%, due 11/17/36	1,025,000	1,102,049
		2,361,399
Materials — 9.6%
Chemicals — 1.7%
Cytec Industries, Inc., 8.95%, due 07/01/17	650,000	776,143
E.I. du Pont de Nemours and Company, 6.00%, due 07/15/18	475,000	592,932
Lubrizol Corporation (The), 6.50%, due 10/01/34	200,000	252,940
		1,622,015

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

CORPORATE BONDS — 42.6% (Continued)	Par Value	Value
Materials — 9.6% (Continued)
Construction Materials — 1.1%
Vulcan Materials Company,
6.40%, due 11/30/17	$500,000	$522,500
7.50%, due 06/15/21	500,000	556,875
		1,079,375
Containers & Packaging — 1.0%
Ball Corporation, 7.375%, due 09/01/19	830,000	925,450

Metals & Mining — 5.8%
Alcoa, Inc.,
5.72%, due 02/23/19	800,000	859,971
5.87%, due 02/23/22	1,200,000	1,271,760
Allegheny Technologies, Inc., 9.375%, due 06/01/19	355,000	457,639
ArcelorMittal, 4.50%, due 02/25/17	960,000	967,867
Commercial Metals Company,
6.50%, due 07/15/17	420,000	422,100
7.35%, due 08/15/18	230,000	234,600
Nucor Corporation, 5.85%, due 06/01/18	300,000	361,073
Reliance Steel & Aluminum Company,
6.20%, due 11/15/16	360,000	384,434
6.85%, due 11/15/36	500,000	498,043
		5,457,487
Utilities — 0.7%
Multi-Utilities — 0.7%
Consolidated Edison, Inc., 5.85%, due 04/01/18	570,000	697,624

Total Corporate Bonds (Cost $34,601,367)		$40,231,730

U.S. GOVERNMENT OBLIGATIONS — 48.8%	Par Value	Value
U.S. Treasury Bills (a) — 48.8%
0.04%, due 05/03/12	$16,000,000	$15,997,904
0.06%, due 05/31/12	30,000,000	29,993,940
Total U.S. Government Obligations (Cost $45,994,330)		$45,991,844

CLOSED-END FUNDS — 1.0%	Shares	Value
Pioneer High Income Trust	13,600	$240,448
Western Asset Managed High Income Fund, Inc.	122,153	758,570
Total Closed-End Funds (Cost $855,726)		$999,018

CM Advisors Fixed Income Fund
Schedule of Investments (Continued)

MONEY MARKET FUNDS — 8.0%	Shares	Value
Wells Fargo Advantage Treasury Plus Money Market Fund - Institutional Class, 0.01% (b) (Cost $7,518,647)	7,518,647	$7,518,647

Total Investments at Value — 100.4% (Cost $88,970,070)		$94,741,239

Liabilities in Excess of Other Assets — (0.4%)		(424,008)

Net Assets — 100.0%		$94,317,231

(a)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(b)	Variable rate security. The rate shown is the 7-day effective yield as of February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities February 29, 2012

	CM Advisors Fund	CM Advisors Small Cap Value Fund
ASSETS
Investments in securities:
At cost	$113,746,029	$8,134,573
At value (Note 2)	$129,454,672	$9,168,759
Dividends receivable	196,996	1,549
Receivable for capital shares sold	2,823	—
Receivable from Advisor (Note 5)	—	18,203
Other assets	29,468	19,522
TOTAL ASSETS	129,683,959	9,208,033

LIABILITIES
Payable for investment securities purchased	572,327	13,249
Payable for capital shares redeemed	275,625	—
Payable to Advisor (Note 5)	108,844	—
Accrued distribution fees (Note 5)	744	709
Payable to administrator (Note 5)	16,600	8,325
Other accrued expenses and liabilities	23,891	2,640
TOTAL LIABILITIES	998,031	24,923

NET ASSETS	$128,685,928	$9,183,110

Net assets consist of:
Paid-in capital	$160,837,248	$8,319,938
Undistributed (Distributions in excess of) net investment income	33,294	(6,687)
Accumulated net realized losses from security transactions	(47,893,257)	(164,327)
Net unrealized appreciation on investments	15,708,643	1,034,186

Net assets	$128,685,928	$9,183,110

See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities (Continued) February 29, 2012

	CM Advisors Fund	CM Advisors Small Cap Value Fund
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$128,461,360	$8,952,748
Class I shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	12,061,158	909,878
Net asset value, redemption price and offering price per share (a)	$10.65	$9.84

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$101,406	$96,421
Class C shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	9,569	9,847
Net asset value, redemption price and offering price per share (a)	$10.60	$9.79

PRICING OF CLASS R SHARES
Net assets applicable to Class R shares	$123,162	$133,941
Class R shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	11,575	13,613
Net asset value, redemption price and offering price per share (a)	$10.64	$9.84

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).
See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Assets and Liabilities February 29, 2012

	CM Advisors Opportunity Fund	CM Advisors Fixed Income Fund
ASSETS
Investments in securities:
At cost	$1,673,772	$88,970,070
At value (Note 2)	$1,653,548	$94,741,239
Dividends and interest receivable	152	583,118
Receivable for investment securities sold	80,191	—
Receivable for capital shares sold	325	2,893
Receivable from Advisor (Note 5)	18,509	—
Other assets	8,718	24,891
TOTAL ASSETS	1,761,443	95,352,141

LIABILITIES
Payable for investment securities purchased	67,786	968,477
Payable for capital shares redeemed	—	2,262
Payable to Advisor (Note 5)	—	36,894
Payable to administrator (Note 5)	5,015	10,145
Other accrued expenses	2,025	17,132
TOTAL LIABILITIES	74,826	1,034,910

NET ASSETS	$1,686,617	$94,317,231

Net assets consist of:
Paid-in capital	$1,728,718	$88,294,936
Undistributed (Accumulated) net investment income (loss)	(2,778)	251,126
Accumulated net realized losses from security transactions	(19,099)	—
Net unrealized appreciation (depreciation) on investments	(20,224)	5,771,169

Net assets	$1,686,617	$94,317,231

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	174,172	8,033,137
Net asset value, redemption price and offering price per share (a)	$9.68	$11.74

(a)	Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).
See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Operations Year Ended February 29, 2012(a)

	CM Advisors Fund	CM Advisors Small Cap Value Fund
INVESTMENT INCOME
Dividends	$2,150,860	$64,020
Interest	5,172	—
TOTAL INVESTMENT INCOME	2,156,032	64,020

EXPENSES
Investment advisory fees (Note 5)	1,578,828	47,949
Administration fees (Note 5)	102,714	21,000
Registration fees	46,216	38,770
Trustees’ fees and expenses	51,265	30,105
Fund accounting fees (Note 5)	44,838	29,483
Transfer agent fees (Note 5)	44,038	27,000
Professional fees	51,720	17,401
Custody and bank service fees	14,375	7,966
Postage and supplies	14,008	6,313
Insurance expense	12,340	501
Printing of shareholder reports	9,681	2,047
Pricing fees	1,941	1,325
Distributor service fees (Note 5)	1,604	1,188
Distribution fees (Note 5)	744	709
Other expenses	23,239	10,846
TOTAL EXPENSES	1,997,551	242,603
Advisory fees waived and expenses reimbursed by Advisor (Note 5)	(71,183)	(181,958)
NET EXPENSES	1,926,368	60,645

NET INVESTMENT INCOME	229,664	3,375

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(1,541,147)	(56,005)
Net change in unrealized appreciation (depreciation) on investments	2,120,467	1,034,186

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	579,320	978,181

NET INCREASE IN NET ASSETS FROM OPERATIONS	$808,984	$981,556

(a)	Except for CM Advisors Small Cap Value Fund, which represents the period from commencement of operations (April 15, 2011) through February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Family of Funds
Statements of Operations Year Ended February 29, 2012

	CM Advisors Opportunity Fund	CM Advisors Fixed Income Fund
INVESTMENT INCOME
Dividends	$3,628	$51,714
Interest	—	2,193,659
TOTAL INVESTMENT INCOME	3,628	2,245,373

EXPENSES
Investment advisory fees (Note 5)	18,302	438,064
Administration fees (Note 5)	24,000	70,162
Trustees’ fees and expenses	30,067	44,688
Fund accounting fees (Note 5)	24,147	32,776
Registration fees	27,421	25,646
Professional fees	20,829	30,501
Transfer agent fees (Note 5)	12,000	18,000
Custody and bank service fees	5,753	8,618
Postage and supplies	3,868	6,759
Pricing fees	820	9,392
Insurance expense	178	8,202
Printing of shareholder reports	1,291	3,850
Distributor service fees (Note 5)	1,604	1,604
Other expenses	8,288	11,811
TOTAL EXPENSES	178,568	710,073
Advisory fees waived and expenses reimbursed by Advisor (Note 5)	(156,606)	—
NET EXPENSES	21,962	710,073

NET INVESTMENT INCOME (LOSS)	(18,334)	1,535,300

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	(17,077)	2,262,120
Net change in unrealized appreciation (depreciation) on investments	(28,500)	1,576,605

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(45,577)	3,838,725

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(63,911)	$5,374,025

See accompanying notes to financial statements.

CM Advisors Fund
Statements of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
FROM OPERATIONS
Net investment income	$229,664	$524,524
Net realized gains (losses) from security transactions	(1,541,147)	4,685,961
Net change in unrealized appreciation (depreciation) on investments	2,120,467	17,977,299
Net increase in net assets from operations	808,984	23,187,784

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, Class I	(318,248)	(490,642)
Distributions from net investment income, Class R	(57)	—
Decrease in net assets from distributions to shareholders	(318,305)	(490,642)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
CLASS I
Proceeds from shares sold	11,100,437	14,829,094
Net asset value of shares issued in reinvestment of distributions to shareholders	304,393	470,816
Proceeds from redemption fees collected (Note 2)	5,982	8,999
Payments for shares redeemed	(26,095,827)	(41,536,933)
Net decrease in net assets from Class I share transactions	(14,685,015)	(26,228,024)

CLASS C
Proceeds from shares sold	100,000	—

CLASS R
Proceeds from shares sold	121,480	—
Net asset value of shares issued in reinvestment of distributions to shareholders	57	—
Increase in net assets from Class R share transactions	121,537	—

TOTAL DECREASE IN NET ASSETS	(13,972,799)	(3,530,882)

NET ASSETS
Beginning of year	142,658,727	146,189,609
End of year	$128,685,928	$142,658,727

UNDISTRIBUTED NET INVESTMENT INCOME	$33,294	$121,935

See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund
Statement of Changes in Net Assets

Period Ended February 29, 2012(a)
FROM OPERATIONS
Net investment income	$3,375
Net realized losses from security transactions	(56,005)
Net change in unrealized appreciation (depreciation) on investments	1,034,186
Net increase in net assets from operations	981,556

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, Class I	(3,375)
Distributions in excess of net investment income, Class I	(6,687)
Distributions from net realized gains, Class I	(106,016)
Distributions from net realized gains, Class C	(1,153)
Distributions from net realized gains, Class R	(1,153)
Decrease in net assets from distributions to shareholders	(118,384)

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
CLASS I
Proceeds from shares sold	8,035,244
Net asset value of shares issued in reinvestment of distributions to shareholders	116,078
Proceeds from redemption fees collected (Note 2)	543
Payments for shares redeemed	(72,378)
Net increase in net assets from Class I share transactions	8,079,487

CLASS C
Proceeds from shares sold	100,000
Net asset value of shares issued in reinvestment of distributions to shareholders	1,153
Increase in net assets from Class C share transactions	101,153

CLASS R
Proceeds from shares sold	138,145
Net asset value of shares issued in reinvestment of distributions to shareholders	1,153
Increase in net assets from Class R share transactions	139,298

TOTAL INCREASE IN NET ASSETS	9,183,110

NET ASSETS
Beginning of period	—
End of period	$9,183,110

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(6,687)

(a)	Represents the period from commencement of operations (April 15, 2011) through February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Opportunity Fund
Statements of Changes in Net Assets

	Year Ended February 29, 2012	Period Ended February 28, 2011(a)
FROM OPERATIONS
Net investment loss	$(18,334)	$(3,917)
Net realized gains (losses) from security transactions	(17,077)	54,979
Net change in unrealized appreciation (depreciation) on investments	(28,500)	8,276
Net increase (decrease) in net assets from operations	(63,911)	59,338

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains	(51,062)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	666,113	1,078,340
Net asset value of shares issued in reinvestment of distributions to shareholders	50,493	—
Proceeds from redemption fees collected (Note 2)	186	—
Payments for shares redeemed	(52,865)	(15)
Net increase in net assets from capital share transactions	663,927	1,078,325

TOTAL INCREASE IN NET ASSETS	548,954	1,137,663

NET ASSETS
Beginning of period	1,137,663	—
End of period	$1,686,617	$1,137,663

ACCUMULATED NET INVESTMENT LOSS	$(2,778)	$—

CAPITAL SHARE ACTIVITY
Shares sold	67,378	107,574
Shares reinvested	4,759	—
Shares redeemed	(5,538)	(1)
Net increase in shares outstanding	66,599	107,573
Shares outstanding, beginning of period	107,573	—
Shares outstanding, end of period	174,172	107,573

(a)	Represents the period from commencement of operations (November 1, 2010) through February 28, 2011.
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Statements of Changes in Net Assets

	Year Ended February 29, 2012	Year Ended February 28, 2011
FROM OPERATIONS
Net investment income	$1,535,300	$1,371,859
Net realized gains from security transactions	2,262,120	701,912
Net change in unrealized appreciation (depreciation) on investments	1,576,605	1,418,852
Net increase in net assets from operations	5,374,025	3,492,623

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,517,492)	(1,366,350)
From net realized gains	(2,265,922)	(698,110)
Decrease in net assets from distributions to shareholders	(3,783,414)	(2,064,460)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	26,368,952	38,662,676
Net asset value of shares issued in reinvestment of distributions to shareholders	3,427,707	1,817,475
Proceeds from redemption fees collected (Note 2)	5,841	19,539
Payments for shares redeemed	(17,011,327)	(8,416,481)
Net increase in net assets from capital share transactions	12,791,173	32,083,209

TOTAL INCREASE IN NET ASSETS	14,381,784	33,511,372

NET ASSETS
Beginning of year	79,935,447	46,424,075
End of year	$94,317,231	$79,935,447

UNDISTRIBUTED NET INVESTMENT INCOME	$251,126	$233,318

CAPITAL SHARE ACTIVITY
Shares sold	2,246,498	3,353,444
Shares reinvested	295,058	159,340
Shares redeemed	(1,453,776)	(734,395)
Net increase in shares outstanding	1,087,780	2,778,389
Shares outstanding, beginning of year	6,945,357	4,166,968
Shares outstanding, end of year	8,033,137	6,945,357

See accompanying notes to financial statements.

CM Advisors Fund Class I
Financial Highlights

Per share data for a Class I share outstanding throughout each year:

	Years Ended
	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008
Net asset value at beginning of year	$10.56	$8.95	$5.71	$10.25	$12.75

Income (loss) from investment operations:
Net investment income	0.02	0.04	0.03	0.10	0.14
Net realized and unrealized gains (losses) on investments	0.10	1.61	3.24	(4.26)	(2.19)
Total from investment operations	0.12	1.65	3.27	(4.16)	(2.05)

Less distributions:
Dividends from net investment income	(0.03)	(0.04)	(0.03)	(0.10)	(0.16)
Distributions from net realized gains	—	—	—	(0.28)	(0.29)
Total distributions	(0.03)	(0.04)	(0.03)	(0.38)	(0.45)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$10.65	$10.56	$8.95	$5.71	$10.25

Total return (b)	1.11%	18.43%	57.39%	(41.21% )	(16.43% )

Ratios and supplemental data:
Net assets at end of year (000's)	$128,461	$142,659	$146,190	$103,367	$209,111

Ratio of total expenses to average net assets	1.53%	1.52%	1.50%	1.48%	1.46%

Ratio of net expenses to average net assets (c)	1.50%	1.50%	1.49%	1.48%	1.46%

Ratio of net investment income to average net assets (c)	0.18%	0.39%	0.41%	1.09%	1.07%

Portfolio turnover rate	45%	15%	19%	23%	66%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee waivers and/or expense reimbursements (Note 5).
See accompanying notes to financial statements.

CM Advisors Fund Class C
Financial Highlights

Per share data for a Class C share outstanding throughout the period:

	Period Ended February 29, 2012(a)
Net asset value at beginning of period	$10.45

Income (loss) from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gains on investments	0.19
Total from investment operations	0.15

Net asset value at end of period	$10.60

Total return (b)	1.44%	(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$101

Ratio of total expenses to average net assets	31.21%	(d)

Ratio of net expenses to average net assets (e)	2.50%	(d)

Ratio of net investment loss to average net assets (e)	(0.67%	)(d)

Portfolio turnover rate	45%	(c)(f)

(a)	Represents the period from commencement of operations (July 8, 2011) through February 29, 2012.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
(f)	Represents the year ended February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Fund Class R
Financial Highlights

Per share data for a Class R share outstanding throughout the period:

	Period Ended February 29, 2012(a)
Net asset value at beginning of period	$10.45

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gains on investments	0.19
Total from investment operations	0.20

Less distributions:
Distributions from net investment income	(0.01)

Net asset value at end of period	$10.64

Total return (b)	1.88%	(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$123

Ratio of total expenses to average net assets	30.63%	(d)

Ratio of net expenses to average net assets (e)	1.75%	(d)

Ratio of net investment income to average net assets (e)	0.07%	(d)

Portfolio turnover rate	45%	(c)(f)

(a)	Represents the period from commencement of operations (July 8, 2011) through February 29, 2012.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
(f)	Represents the year ended February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Class I
Financial Highlights

Per share data for a Class I share outstanding throughout the period:

	Period Ended February 29, 2012(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.02
Net realized and unrealized losses on investments	(0.05)
Total from investment operations	(0.03)

Less distributions:
Dividends from net investment income	(0.01)
Distributions from net realized gains	(0.12)
Total distributions	(0.13)

Proceeds from redemption fees collected (Note 2)	0.00	(b)

Net asset value at end of period	$9.84

Total return (c)	(0.17%	)(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$8,953

Ratio of total expenses to average net assets	4.35%	(e)

Ratio of net expenses to average net assets (f)	1.25%	(e)

Ratio of net investment income to average net assets (f)	0.09%	(e)

Portfolio turnover rate	44%	(d)

(a)	Represents the period from commencement of operations (April 15, 2011) through February 29, 2012.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Class C
Financial Highlights

Per share data for a Class C share outstanding throughout the period:

	Period Ended February 29, 2012(a)
Net asset value at beginning of period	$10.29

Loss from investment operations:
Net investment loss	(0.06)
Net realized and unrealized losses on investments	(0.32)
Total from investment operations	(0.38)

Less distributions:
Distributions from net realized gains	(0.12)

Net asset value at end of period	$9.79

Total return (b)	(3.60%	)(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$96

Ratio of total expenses to average net assets	34.77%	(d)

Ratio of net expenses to average net assets (e)	2.25%	(d)

Ratio of net investment loss to average net assets (e)	(0.96%	)(d)

Portfolio turnover rate	44%	(c)(f)

(a)	Represents the period from commencement of operations (July 8, 2011) through February 29, 2012.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
(f)	Represents the period from April 15, 2011 (the commencement of operations of Class I shares) through February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Small Cap Value Fund Class R
Financial Highlights

Per share data for a Class R share outstanding throughout the period:

	Period Ended February 29, 2012(a)
Net asset value at beginning of period	$10.29

Loss from investment operations:
Net investment loss	(0.01)
Net realized and unrealized losses on investments	(0.32)
Total from investment operations	(0.33)

Less distributions:
Distributions from net realized gains	(0.12)

Net asset value at end of period	$9.84

Total return (b)	(3.11%	)(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$134

Ratio of total expenses to average net assets	33.38%	(d)

Ratio of net expenses to average net assets (e)	1.50%	(d)

Ratio of net investment loss to average net assets (e)	(0.23%	)(d)

Portfolio turnover rate	44%	(c)(f)

(a)	Represents the period from commencement of operations (July 8, 2011) through February 29, 2012.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
(f)	Represents the period from April 15, 2011 (the commencement of operations of Class I shares) through February 29, 2012.
See accompanying notes to financial statements.

CM Advisors Opportunity Fund
Financial Highlights

Per share data for a share outstanding throughout each period:

	Year Ended February 29, 2012	Period Ended February 28, 2011(a)
Net asset value at beginning of period	$10.58	$10.00

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.32)	0.62
Total from investment operations	(0.43)	0.58

Less distributions:
Distributions from net realized gains	(0.47)	—

Proceeds from redemption fees collected (Note 2)	0.00 (b)	—

Net asset value at end of period	$9.68	$10.58

Total return (c)	(4.47% )	5.80%	(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$1,687	$1,138

Ratio of total expenses to average net assets	12.21%	15.72%	(e)

Ratio of net expenses to average net assets (f)	1.50%	1.50%	(e)

Ratio of net investment loss to average net assets (f)	(1.25% )	(1.11%	)(e)

Portfolio turnover rate	820%	178%	(d)

(a)	Represents the period from commencement of operations (November 1, 2010) through February 28, 2011.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after investment advisory fee waivers and expense reimbursements (Note 5).
See accompanying notes to financial statements.

CM Advisors Fixed Income Fund
Financial Highlights

Per share data for a share outstanding throughout each year:

	Years Ended
	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008
Net asset value at beginning of year	$11.51	$11.14	$9.99	$11.01	$10.66

Income (loss) from investment operations:
Net investment income	0.20	0.24	0.32	0.26	0.25
Net realized and unrealized gains (losses) on investments	0.53	0.49	1.19	(0.38)	0.57
Total from investment operations	0.73	0.73	1.51	(0.12)	0.82

Less distributions:
Dividends from net investment income	(0.21)	(0.26)	(0.32)	(0.21)	(0.25)
Distributions from net realized gains	(0.29)	(0.10)	(0.04)	(0.70)	(0.22)
Total distributions	(0.50)	(0.36)	(0.36)	(0.91)	(0.47)

Proceeds from redemption fees collected (Note 2)	0.00 (a)	0.00 (a)	0.00 (a)	0.01	0.00 (a)

Net asset value at end of year	$11.74	$11.51	$11.14	$9.99	$11.01

Total return (b)	6.37%	6.63%	15.45%	(0.60% )	8.05%

Ratios and supplemental data:
Net assets at end of year (000’s)	$94,317	$79,935	$46,424	$19,417	$12,825

Ratio of total expenses to average net assets	0.81%	0.90%	1.06%	1.54%	2.28%

Ratio of net expenses to average net assets (c)	0.81%	0.90%	1.06%	1.50%	1.50%

Ratio of net investment income to average net assets (c)	1.76%	2.13%	3.31%	2.77%	2.79%

Portfolio turnover rate	25%	21%	0%	37%	188%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee waivers and/or expense reimbursements.
See accompanying notes to financial statements.

CM Advisors Family of Funds
Notes to Financial Statements February 29, 2012

1. Organization

CM Advisors Fund, CM Advisors Small Cap Value Fund, CM Advisors Opportunity Fund and CM Advisors Fixed Income Fund (collectively the “Funds” and individually a “Fund”) are each a no-load series of CM Advisors Family of Funds (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

CM Advisors Fund commenced operations on May 13, 2003. The investment objective of the Fund is long-term growth of capital.

CM Advisors Small Cap Value Fund commenced operations on April 15, 2011. The investment objective of the Fund is long-term growth of capital.

CM Advisors Opportunity Fund commenced operations on November 1, 2010. The investment objective of the Fund is long-term growth of capital.

CM Advisors Fixed Income Fund commenced operations on March 24, 2006. The investment objective of the Fund is to preserve capital and maximize total return.

CM Advisors Fund and CM Advisors Small Cap Value Fund currently offer three classes of shares: Class I shares (sold without any sales loads and distribution and/or service fees), Class C shares (sold without any sales loads but subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to Class C shares) and Class R shares (sold without any sales loads but subject to a distribution and/or service fee of up to 0.25% of the average daily net assets attributable to Class R shares). Each class of shares represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of distribution fees, if any; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (4) Class I shares require a higher minimum initial investment.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation – The Funds’ portfolio securities are generally valued at their market values determined on the basis of available market quotations as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees and will be

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, Corporate Bonds and U.S. Government Obligations held by CM Advisors Fixed Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the fair value of a particular security may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of February 29, 2012 by security type:

CM Advisors Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$105,215,787	$—	$—	$105,215,787
Warrants	161,226	—	—	161,226
Money Market Funds	24,077,659	—	—	24,077,659
Total	$129,454,672	$—	$—	$129,454,672

CM Advisors Small Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$7,987,307	$—	$—	$7,987,307
Money Market Funds	1,181,452	—	—	1,181,452
Total	$9,168,759	$—	$—	$9,168,759

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

CM Advisors Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$849,967	$—	$—	$849,967
Closed-End Funds	56,403	—	—	56,403
Exchange-Traded Funds	152,025	—	—	152,025
Exchange-Traded Notes	50,689	—	—	50,689
Money Market Funds	544,464	—	—	544,464
Total	$1,653,548	$—	$—	$1,653,548

CM Advisors Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$40,231,730	$—	$40,231,730
U.S. Government Obligations	—	45,991,844	—	45,991,844
Closed-End Funds	999,018	—	—	999,018
Money Market Funds	7,518,647	—	—	7,518,647
Total	$8,517,665	$86,223,574	$—	$94,741,239

Refer to CM Advisors Fund’s, CM Advisors Small Cap Value Fund’s and CM Advisors Opportunity Fund’s Schedules of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. Refer to CM Advisors Fixed Income Fund’s Schedule of Investments for a listing of the corporate bonds valued using Level 2 inputs by industry type.

During the period ended February 29, 2012, the Funds did not have any significant transfers in and out of any Level. The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the period ended or as of February 29, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation and Redemption Fees — The net asset value per share of each class of shares of CM Advisors Fund and CM Advisors Small Cap Value Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of CM Advisors Opportunity Fund and CM Advisors Fixed Income Fund is calculated on each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Class and each Fund is equal to the net asset value per share, except that shares of each Class and each Fund are subject to a redemption fee of 1% payable to the applicable Fund, if redeemed within 180 days of the date of purchase. During the periods ended February 29, 2012 and February 28, 2011, proceeds from redemption fees were as follows:

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

	Period Ended February 29, 2012	Period Ended February 28, 2011
CM Advisors Fund - Class I	$5,982	$8,999
CM Advisors Small Cap Value Fund - Class I	$543	N/A
CM Advisors Opportunity Fund	$186	$—
CM Advisors Fixed Income Fund	$5,841	$19,539

There were no redemption fees for Class C and Class R shares of CM Advisors Fund and CM Advisors Small Cap Value Fund during the period ended February 29, 2012.

Investment Transactions and Investment Income – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method. Gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes.

Expenses – The Funds bear expenses incurred specifically on their behalf as well as a portion of general Trust expenses, which are allocated according to methods authorized by the Board of Trustees.

Allocation Between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of CM Advisors Fund and CM Advisors Small Cap Value Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

Dividend Distributions – Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of each Fund. Distributions from capital gains, if any, are generally declared and distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments of net short-term gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended February 29, 2012 and February 28, 2011 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisors Fund - Class I	02/29/12	$318,248	$—	$318,248
	02/28/11	$490,642	$—	$490,642
CM Advisors Fund - Class R	02/29/12	$57	$—	$57
CM Advisors Small Cap Value Fund - Class I	02/29/12	$116,078	$—	$116,078
CM Advisors Small Cap Value Fund - Class C	02/29/12	$1,153	$—	$1,153
CM Advisors Small Cap Value Fund - Class R	02/29/12	$1,153	$—	$1,153

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
CM Advisors Opportunity Fund	02/29/12	$51,062	$—	$51,062
	02/28/11	$—	$—	$—
CM Advisors Fixed Income Fund	02/29/12	$3,571,380	$212,034	$3,783,414
	02/28/11	$2,064,460	$—	$2,064,460

During the period ended February 29, 2012, no distributions were paid by Class C shares of CM Advisors Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Federal Income Tax

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 29, 2012:

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Opportunity Fund	CM Advisors Fixed Income Fund
Tax cost of portfolio investments	$113,746,029	$8,134,573	$1,676,550	$88,970,070
Gross unrealized appreciation	$19,821,410	$1,257,127	$54,571	$5,788,538
Gross unrealized depreciation	(4,112,767)	(222,941)	(77,573)	(17,369)
Net unrealized appreciation (depreciation)	15,708,643	1,034,186	(23,002)	5,771,169
Undistributed (distributions in excess of) ordinary income	33,294	(6,687)	—	251,126
Capital loss carryforwards	(39,829,048)	—	(19,099)	—
Post-October losses	(8,064,209)	(164,327)	—	—
Accumulated earnings (deficit)	$(32,151,320)	$863,172	$(42,101)	$6,022,295

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after February 28, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, pre-enactment capital loss carryforwards are more likely to expire unused.

During the year ended February 29, 2012 CM Advisors Fund utilized $6,523,062 of pre-enactment capital loss carryforwards to offset current year realized gains.

As of February 29, 2012, CM Advisors Fund and CM Advisors Opportunity Fund had the following capital loss carryforwards for income tax purposes:

	CM Advisors Fund	CM Advisors Opportunity Fund
Expires February 28, 2017	$8,868,813	$—
Expires February 28, 2018	30,960,235	—
No expiration - short-term	—	19,099
	$39,829,048	$19,099

In addition, CM Advisors Fund and CM Advisors Small Cap Value Fund had net realized losses of $8,064,209 and $164,327, respectively, during the period November 1, 2011 through February 29, 2012 (“post-October” losses), which are treated for federal income tax purposes as arising during each Fund’s tax year ending February 28, 2013. These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the period ended February 29, 2012, CM Advisors Opportunity Fund reclassified $13,534 of net investment loss against paid-in capital and $2,022 of net investment loss against accumulated net realized losses from security transactions. These reclassifications are reflected on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the benefits or expenses of uncertain tax positions only if the position is “more-likely-than-not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended February 28, 2009 through February 29, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4. Investment Transactions

During the period ended February 29, 2012, cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. government securities, were as follows:

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

	CM Advisors Fund	CM Advisors Small Cap Value Fund	CM Advisors Opportunity Fund	CM Advisors Fixed Income Fund
Cost of purchases of investment securities	$46,536,650	$9,283,596	$7,342,171	$10,006,695
Proceeds from sales of investment securities	$47,735,625	$2,274,470	$7,190,487	$700,000

5. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds pay a monthly advisory fee to Van Den Berg Management I, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and calculated at the annual rate of 1.00% for CM Advisors Fund and CM Advisors Small Cap Value Fund, 1.25% for CM Advisors Opportunity Fund and 0.50% for CM Advisors Fixed Income Fund. Prior to February 1, 2012, CM Advisors Funds paid a monthly advisory fee to the Advisor based upon the average daily net assets of the Fund at the annual rate of 1.25%. The Advisor has entered into contractual agreements (the “Expense Limitation Agreements”) with each Fund under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 plan) to not more than 1.50% of the average daily net assets of CM Advisors Fund, CM Advisors Opportunity Fund and CM Advisors Fixed Income Fund and not more than 1.25% of the average daily net assets of CM Advisors Small Cap Value Fund, each until July 1, 2012. There can be no assurance that the Expense Limitation Agreements will continue beyond July 1, 2012. Accordingly, during the period ended February 29, 2012, with respect to CM Advisors Fund, the Advisor waived advisory fees of $22,958 and reimbursed the Fund for $13,963 of Class I expenses, $17,061 of Class C expenses and $17,201 of Class R expenses. With respect to CM Advisors Small Cap Value Fund, the Advisor waived its entire investment advisory fee of $47,949 and reimbursed the Fund for $75,120 of common expenses, $24,653 of Class I expenses, $17,118 of Class C expenses and $17,118 of Class R expenses. With respect to CM Advisors Opportunity Fund, the Advisor waived its entire investment advisory fee of $18,302 and reimbursed the Fund for $138,304 of other operating expenses. During the year ended February 29, 2012, there were no advisory fees waived or expenses reimbursed by the Advisor for CM Advisors Fixed Income Fund.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus Fund Solutions, LLC (“Ultimus”) provides executive and administrative services and internal regulatory compliance services for the Funds. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and prepares materials for meetings of the Board of Trustees. For these services, each Fund pays to Ultimus a monthly fee at an annual rate of 0.08% per annum of its average daily net assets up to $500 million, 0.05% of such assets from $500 million to $2 billion, 0.04% of such assets from $2 billion to $3 billion and 0.03% of such assets in excess of $3 billion, provided, however, that the minimum fee is $2,000 per month with respect to each Fund.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Ultimus receives a base fee of $3,000 per month from CM Advisors Fund and CM Advisors Small Cap Value Fund and $2,000 per month from CM Advisors Opportunity Fund and CM Advisors Fixed Income Fund, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of each Fund's average daily net assets and 0.005% of such assets in excess of $500 million. In addition, each Fund pay all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from each Fund a fee, payable monthly, at an annual rate of $17 per account, provided, however, that the minimum fee with respect to each share class is $1,000 per month if a class has 25 shareholder accounts or less, $1,250 if a class has more than 25 but less than 100 shareholder accounts, and $1,500 per month if a class has 100 or more shareholder accounts. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

During the period ended February 29, 2012, the transfer agent fees per class for CM Advisors Fund and CM Advisors Small Cap Value Fund related to the above agreement amounted to:

	CM Advisors Fund	CM Advisors Small Cap Value Fund
Class I	$28,038	$11,000
Class C	$8,000	$8,000
Class R	$8,000	$8,000

DISTRIBUTION AGREEMENT
Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor receives annual compensation of $6,000 from the Trust for such services.

DISTRIBUTION PLAN
The Trust has adopted plans of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which permit Class C and Class R shares of CM Advisors Fund and CM Advisors Small Cap Value Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plans is 1.00% of each Fund’s average daily net assets attributable to Class C shares and 0.25% of each Fund’s average daily net assets attributable to Class R shares. The Trust has not adopted a

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

plan of distribution with respect to Class I shares of CM Advisors Fund or CM Advisors Small Cap Value Fund, or with respect to CM Advisors Opportunity Fund or CM Advisors Fixed Income Fund.

During the period ended February 29, 2012, Class C and Class R shares of CM Advisors Fund incurred distribution expenses of $595 and $149, respectively, and Class C and Class R shares of CM Advisors Small Cap Value Fund incurred distribution expenses of $565 and $144, respectively.

6. Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets for CM Advisors Fund and CM Advisors Small Cap Value Fund are the result of the following capital share transactions for the periods shown:

	Period Ended February 29, 2012	Period Ended February 28, 2011
CM Advisors Fund - Class I
Shares sold	1,118,353	1,564,569
Shares reinvested	30,487	50,457
Shares redeemed	(2,599,118)	(4,430,692)
Net decrease in shares outstanding	(1,450,278)	(2,815,666)
Shares outstanding, beginning of period	13,511,436	16,327,102
Shares outstanding, end of period	12,061,158	13,511,436

CM Advisors Fund - Class C
Shares sold	9,569	—
Increase in shares outstanding	9,569	—
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	9,569	—

CM Advisors Fund - Class R
Shares sold	11,569	—
Shares reinvested	6	—
Increase in shares outstanding	11,575	—
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	11,575	—

CM Advisors Small Cap Value Fund - Class I
Shares sold	904,909	—
Shares reinvested	12,941	—
Shares redeemed	(7,972)	—
Net increase in shares outstanding	909,878	—
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	909,878	—

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

	Period Ended February 29, 2012	Period Ended February 28, 2011
CM Advisors Small Cap Value Fund - Class C
Shares sold	9,718	—
Shares reinvested	129	—
Increase in shares outstanding	9,847	—
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	9,847	—

CM Advisors Small Cap Value Fund - Class R
Shares sold	13,485	—
Shares reinvested	128	—
Increase in shares outstanding	13,613	—
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	13,613	—

Note 7. Sector Risk and Underlying Investment in Other Investment Companies

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. As of February 29, 2012, CM Advisors Fund had 27.3% of the value of its net assets invested in stocks within the Information Technology sector and CM Advisors Small Cap Value Fund had 47.8% of the value of its net assets invested in stocks within the Industrials sector. From time to time, a particular set of circumstances may affect one of these sectors or certain companies within the sectors, while having little or no impact on other sectors or other companies with the sectors. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Funds’ portfolios will be adversely affected.

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. As of February 29, 2012, CM Advisors Opportunity Fund had 32.3% of the value of its net assets invested in a money market mutual fund registered under the Investment Company Act of 1940. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, the Funds will incur additional indirect expenses due to acquired fund fees and other costs to the extent they invest in shares of money market mutual funds.

CM Advisors Family of Funds
Notes to Financial Statements (Continued)

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

9. Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of the financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CM Advisors Family of Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of CM Advisors Family of Funds
and the Shareholders of the CM Advisors Fund,
the CM Advisors Small Cap Value Fund,
the CM Advisors Opportunity Fund
and the CM Advisors Fixed Income Fund

We have audited the accompanying statements of assets and liabilities of the CM Advisors Fund, the CM Advisors Small Cap Value Fund, the CM Advisors Opportunity Fund and the CM Advisors Fixed Income Fund, each a series of shares of beneficial interest of CM Advisors Family of Funds, including the schedules of investments, as of February 29, 2012, and the related statements of operations for the year or period then ended and the statements of changes in net assets for each of the years and periods presented in the two-year period then ended and the financial highlights for each of the years and periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 29, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CM Advisors Fund, the CM Advisors Small Cap Value Fund, the CM Advisors Opportunity Fund and the CM Advisors Fixed Income Fund as of February 29, 2012, the results of their operations for the year or period then ended, the changes in their net assets for each of the years and periods presented in the two-year period then ended, and their financial highlights for each of the years and periods presented in the five-year period  then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
April 23, 2012

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. Ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2011) and held until the end of the period (February 29, 2012).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the ongoing costs that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is charged on the sale of shares within 180 days of the date of their purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited) (Continued)

CM Advisors Fund - Class I

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,119.40	$7.90
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.40	$7.52

*	Expenses are equal to the annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CM Advisors Fund - Class C

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,114.60	$13.14
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,012.43	$12.51

*	Expenses are equal to the annualized expense ratio of 2.50% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CM Advisors Fund - Class R

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,118.30	$9.22
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.16	$8.77

*	Expenses are equal to the annualized expense ratio of 1.75% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CM Advisors Small Cap Value Fund - Class I

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,138.30	$6.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.65	$6.27

*	Expenses are equal to the annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CM Advisors Family of Funds
About Your Funds’ Expenses (Unaudited) (Continued)

CM Advisors Small Cap Value Fund - Class C

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,132.40	$11.93
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.67	$11.27

*	Expenses are equal to the annualized expense ratio of 2.25% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CM Advisors Small Cap Value Fund - Class R

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,136.80	$7.97
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.40	$7.52

*	Expenses are equal to the annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CM Advisors Opportunity Fund

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$995.90	$7.44
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.40	$7.52

*	Expenses are equal to the annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CM Advisors Fixed Income Fund

	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,024.20	$4.08
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.84	$4.07

*	Expenses are equal to the annualized expense ratio of 0.81% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CM Advisors Family of Funds
Other Information (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Funds during the period ended February 29, 2012. Certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. CM Advisors Fund intends to designate up to a maximum amount of its ordinary income dividends of $318,305 as taxed at the maximum rate of 15%. CM Advisors Small Cap Value Fund intends to designate up to a maximum amount of its ordinary income dividends of $118,384 as taxed at the maximum rate of 15%. CM Advisors Opportunity Fund intends to designate up to a maximum amount of its ordinary income dividends of $51,062 as taxed at the maximum rate of 15%. CM Advisors Fixed Income Fund intends to designate up to a maximum amount of its long-term capital gain distributions of $212,034 and ordinary income dividends of $3,571,380 as taxed at the maximum rate of 15%.

As required by federal regulations, complete information was computed and reported in conjunction with your 2011 Form 1099-DIV.

Supplemental Information (Unaudited)

As a supplement to Note 7 to the financial statements of CM Advisors Opportunity Fund (the “Fund”), the financial statements of the aforementioned underlying fund, the Wells Fargo Advantage Treasury Plus Money Market Fund – Institutional Class (the “Portfolio”), can be found at http://www.sec.gov/Archives/edgar/data/1081400/000119312512138887/0001193125-12-138887-index.htm. This link is the latest audited annual report published for the Portfolio, dated January 31, 2012. Only data presented for the Wells Fargo Advantage Treasury Plus Money Market Fund – Institutional Class is pertinent to the overall review of the financial statements of the Fund.

CM Advisors Family of Funds
Information about Trustees and Executive Officers (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds’ toll-free at 1-888-859-5856.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies
Independent Trustees
Brian R. Bruce 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1955	Trustee	Since 5/2003	Mr. Bruce has been a professor at Southern Methodist University since August 2006 and Chief Executive Officer of Hillcrest Asset Management, LLC, an institutional asset manager, since September 2007.	4	Mr. Bruce serves as an independent trustee of five series of the Dreman Contrarian Funds, a registered management investment company.
Mark F. Ivan 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	4	None
Richard M. Lewis 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Worldcall, Inc., a voice over internet protocol telecom company, since May 2004.	4	None
A. Zorel Paritzky, M.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1942	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	4	None
William R. Reichenstein, Ph.D. 805 Las Cimas Parkway Suite 430 Austin, TX 78746 Year of birth: 1952	Trustee	Since 5/2003	Dr. Reichenstein has been a professor at Baylor University since 1990. He is currently the professor of Finance and the Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance and Real Estate.	4	Dr. Reichenstein serves as an independent trustee of four series of the Epiphany Funds, a registered management investment company.

CM Advisors Family of Funds
Information about Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships of Public Companies
Interested Trustees* and Officers
Arnold Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1939	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder and President, Chief Executive Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. He has been a portfolio manager for the Advisor since 1974. He was a general partner of TL Partners, L.P., a limited partnership investing in real estate, from 1993 to 2007.	4	None
James D. Brilliant** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1966	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Vice President, Senior Research Analyst, and Senior Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	4	None
Scott Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1967	Trustee, Secretary	Since 5/2003	Mr. Van Den Berg is Vice President and Director of Client Services of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	4	None
Aaron S. Buckholtz 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1963	Trustee	Since 5/2003	Mr. Buckholtz is Vice President, Senior Trader and Senior Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a chartered financial analyst (CFA).	4	None
Sean M. Golliher 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1969	Chief Compliance Officer	Since 1/2012	Mr. Golliher is the Advisor’s Chief Compliance Officer, Accounting and Reporting Team Manager. He has has been with the firm since 2002.

*	Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Advisor.
**	Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg, and the brother-in-law of Scott Van Den Berg.

CM Advisors Fund, CM Advisors Fixed Income Fund and CM Advisors Opportunity Fund
Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreements with the Advisor for the CM Advisors Fund (the “Advisors Fund”), the CM Advisors Fixed Income Fund (the “Fixed Income Fund”) and the CM Advisors Opportunity Fund (the “Opportunity Fund”) for an additional annual term. Approval took place at an in-person meeting held on January 30, 2012, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreements for the Advisors Fund, the Fixed Income Fund and the Opportunity Fund and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Advisors Fund, the Fixed Income Fund and the Opportunity Fund including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds among the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that the Trust’s president, secretary, treasurer, chief compliance officer, principal executive officer, and principal financial officer are employees of the Advisor, and serve the Trust without additional compensation from the Advisors Fund, the Fixed Income Fund or the Opportunity Fund. After reviewing the foregoing information and further information concerning the Advisor’s business, the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Advisors Fund, the Fixed Income Fund and the Opportunity Fund.

The investment performance of the Advisors Fund, the Fixed Income Fund, the Opportunity Fund and the Advisor. In this regard, the Board compared the performance of each of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund with the performance of its benchmark index, comparable funds managed by other advisors and comparable peer group indices. The Board also considered the consistency of the Advisor’s management of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund with each Fund’s investment objective and policies. Following review of the short and long-term investment performance of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund and each Fund’s Morningstar ratings, the Advisor’s experience in managing each Fund and separate accounts, the Advisor’s historical investment performance and other factors, the Board concluded that the investment performance of the Advisors Fund, the Fixed Income Fund, the Opportunity Fund and the Advisor has been satisfactory.

The costs of the services provided and profits realized by the Advisor from its relationship with the Advisors Fund, the Fixed Income Fund and the Opportunity Fund. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Advisors Fund, the Fixed Income Fund and the Opportunity Fund and the Advisor by the principals of the Advisor; the asset levels of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund; the Advisor’s

CM Advisors Fund, CM Advisors Fixed Income Fund and CM Advisors Opportunity Fund
Approval of Investment Advisory Agreement (Unaudited) (Continued)

previous payment of startup costs for the Advisors Fund, the Fixed Income Fund and the Opportunity Fund; the overall expenses of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Advisors Fund, the Fixed Income Fund or the Opportunity Fund. The Board considered the Expense Limitation Agreements of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund with the Advisor, and considered the Advisor’s current and past fee waivers and expense reimbursements with respect to the Advisors Fund and the Opportunity Fund and the past fee waivers and expense reimbursements with respect to the Fixed Income Fund under the Expense Limitation Agreements. In addition, the Board took into account that, during the fiscal years ended February 28, 2010, 2006 and 2005, the Advisor voluntarily waived a greater portion of its fees than necessary so as to limit the Advisors Fund’s expenses below the level designated in the Expense Limitation Agreement. The Board further took into account that the Advisor has represented that it intends to continue the Expense Limitation Agreements for the Advisors Fund, the Fixed Income Fund and the Opportunity Fund until at least July 1, 2013.

The Board also considered potential benefits to the Advisor in managing the Advisors Fund, the Fixed Income Fund and the Opportunity Fund, including promotion of the Advisor’s name, the ability of the Advisor to place small accounts into each Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor’s clients other than the Funds. The Board compared the fees and expenses of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund (including each Fund’s management fee) to a peer group of other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the Fixed Income Fund’s management fee and net expense ratio are lower than the median and average of its peer group. The Board noted that, while the management fee and net expense ratio of the Advisors Fund and the Opportunity Fund are both higher than the median and average of its peer group, each Fund was smaller in size than its peer group average and median. The Board further noted that the Advisor agreed to amend the Advisors Fund’s Investment Advisory Agreement to reduce the advisory fee from 1.25% to 1.00% effective February 1, 2012. Following these comparisons and upon further consideration of the foregoing, the Board concluded that the management fees paid to the Advisor by the Advisors Fund, the Fixed Income Fund and the Opportunity Fund are each fair and reasonable.

The extent to which economies of scale would be realized as the Advisors Fund, the Fixed Income Fund and the Opportunity Fund grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that the fee arrangements of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund with the Advisor each involve both a management fee and an Expense Limitation Agreement. In connection with the Advisors Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement and from voluntary fee waivers by the Advisor and will benefit from the reduced advisory fee effective February 1, 2012. In addition, the Board noted that the Advisors Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. As to the Fixed Income Fund, the Board determined that, although the Fund’s assets have grown to a level where the Advisor is receiving its full fee, the Fixed Income Fund has experienced benefits from the Expense Limitation Agreement in prior years.

CM Advisors Fund, CM Advisors Fixed Income Fund and CM Advisors Opportunity Fund
Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Board noted that, while the management fee would remain the same at all asset levels, the Fixed Income Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. In connection with the Opportunity Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement. In addition, the Board noted that the Opportunity Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. Following further consideration of the asset levels of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund, expectations for growth and levels of fees, the Board determined that each Fund’s fee arrangements with the Advisor continue to provide benefits through the Expense Limitation Agreements and that, at the Funds’ current and projected asset levels for the next year, each Fund’s arrangements with the Advisor are fair and reasonable.

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the counter securities). The Board noted that the fixed income portfolio transactions of the Advisors Fund, the Fixed Income Fund and the Opportunity Fund are normally principal transactions executed in over-the-counter markets on a “net” basis. The Board also considered the historical portfolio turnover rates for the Advisors Fund, the Fixed Income Fund and the Opportunity Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further consideration, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Advisors Fund, the Fixed Income Fund and the Opportunity Fund; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration, the Board found the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion
After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreements was in the best interests of the Advisors Fund, the Fixed Income Fund, the Opportunity Fund and their shareholders.

CM Advisors Fund
CM Advisors Small Cap Value Fund
CM Advisors Opportunity Fund and
CM Advisors Fixed Income Fund
are each a series of
CM Advisors Family of Funds

_______________________

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707	Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746

Toll-Free Telephone:	Toll-Free Telephone:
1-888-859-5856	1-888-859-5856

World Wide Web @:
www.cmadvisorsfunds.com

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares occurring within 180 days following the purchase of such shares.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.centman.com or by calling Shareholder Services at 1-888-859-5856. The prospectus should be read carefully before investing.

For More Information on your CM Advisors Family of Funds:

See Our Web site @ www.cmadvisorsfunds.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Richard M. Lewis.  Mr. Lewis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,500 and $27,500 with respect to the registrant’s fiscal years ended February 29, 2012 and February 28, 2011, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,000 and $4,000 with respect to the registrant’s fiscal years ended February 29, 2012 and February 28, 2011, respectively.  The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Aggregate non-audit fees of $8,000 and $4,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended February 29, 2012 and February 28, 2011, respectively.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   CM Advisors Family of Funds

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Arnold Van Den Berg
Arnold Van Den Berg, Chairman and President

Date	April 27, 2012

By (Signature and Title)*		/s/ James D. Brilliant
James D. Brilliant, Treasurer

Date	April 27, 2012

*	Print the name and title of each signing officer under his or her signature.